Exhibit 10.34

                            ASSET PURCHASE AGREEMENT

                  ASSET PURCHASE AGREEMENT ("Agreement"), dated as of February__, 2004, among SteelCloud, Inc., a Virginia corporation ("Buyer"), Asgard Holding LLC, a Delaware limited liability company and wholly-owned subsidiary of Buyer ("Designated Subsidiary"); Asgard Holding LLC ("Asgard Holding"), a Florida limited liability company, Asgard Technology LLC ("Asgard Technology"), a Florida limited liability company (Asgard Holding and Asgard Technology shall collectively be referred to herein as "Seller"); and T-Formation Fund I, LP, Larry Day, Christopher Day and Jon K. Crow ("Designated Members").

                  Buyer through its Designated Subsidiary desires to acquire, and Seller desires to transfer, substantially all of the assets, properties, rights, business and goodwill of Seller upon the terms and conditions set forth in this Agreement.

                  To induce Buyer and Designated Subsidiary to enter into and perform this Agreement, Designated Members, who as the owners of 72.95% of the outstanding membership interests collectively of Seller will derive substantial benefit from this Agreement, have agreed to be parties to this Agreement as specified herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein, the parties agree as follows:

section 1
                               TRANSFER OF ASSETS

           1.1 Purchase and Sale of Assets. Based upon and subject to the representations, warranties, covenants, agreements, and other terms and conditions set forth in this Agreement, Seller shall sell, convey, transfer, assign, and deliver free and clear of any liens, charges, restrictions, security interests, mortgages or encumbrances thereon on the Closing Date (as defined in Section 7.1), and Buyer's Designated Subsidiary shall purchase, acquire, and accept , as provided herein, all of the assets, properties, rights, business and goodwill of Seller of every kind and description, wherever located, except for the "Excluded Assets" listed in Section 1.3.

           1.2 Transferred Assets. The assets, properties, rights, business and goodwill to be conveyed, transferred, assigned, and delivered by Seller free and clear of any liens, charges, restrictions, security interests, mortgages or encumbrances thereon on the Closing Date pursuant to Section 1.1 are sometimes herein called the "Transferred Assets" and shall include, without limitation, all of the assets and properties shown on or reflected in the Consolidated Balance Sheet of Seller as at December 31, 2003 ("Seller's Base Balance Sheet") and all assets and properties acquired by Seller after the date of Seller's Base Balance Sheet and to the Closing Date. The Transferred Assets also shall include 100% of the issued and outstanding membership interests or shares of capital stock of Seller's subsidiaries. Without limiting the foregoing, the Transferred Assets shall include the following:

                  (a) Accounts Receivable. All of Seller's accounts receivable (the "Accounts Receivable"), including, without limitation, those set forth on
Schedule 1.2(a) hereto, which sets forth the amount of each receivable, the number of days outstanding, and the name and mailing address of the obligor on each such receivable as of the Closing Date.

                  (b) Vehicles, Furniture, Fixtures, and Equipment. All of Seller's motor vehicles, furniture, fixtures, machinery, equipment, parts, and tools (the "Equipment"), including, without limitation, the Equipment set forth on Schedule 1.2(b) hereto.

                  (c) Inventory. All of Seller's inventory, including, without limitation, raw materials, supplies, work in process, and finished goods (the "Inventory"), including, without limitation, the Inventories set forth on
Schedule 1.2(c).

                  (d) Claims and Rights to the Transferred Assets. All of Seller's claims and rights (and benefits arising therefrom) related to the Transferred Assets against all persons and entities, including, without limitation, all rights against suppliers under warranties covering any of the Equipment and Inventory, other than claims and rights to any tax refunds and insurance refunds from any Excluded Assets.

                  (e) Business Contracts. All of Seller's sales orders and sales contracts, quotations, bids, sales, and sales representative agreements, service agreements, license agreements, supply agreements, franchise agreements, and technical service agreements (the "Business Contracts"), including, without limitation, each Business Contract set forth on Schedule 1.2(e) hereto. In the event that the rights of Seller pertaining to any property or asset used in or necessary to the Transferred Assets, which have accrued or will accrue to Seller, as the case may be, where the consent of another person would be invalid or constitute a breach of any agreement or commitment to which Seller is a party or by which Seller may be bound, shall not have been obtained, such property or asset or the proceeds thereof shall be held and/or received by Seller for the benefit of Buyer and Buyer may act as agent therefor in order to obtain for Buyer the benefits that would flow from ownership of such property or asset. For so long as any assumed contract for which a consent to assignment is legally required but such consent to assignment or the like has not been obtained, Buyer shall be obligated to promptly pay to Seller any payment, royalty, fee, or other form of compensation which would be payable to a third party under such assumed contract by Seller, as the case may be, but for the fact that Buyer has acquired the Transferred Assets as of the Closing (the "Third Party Payments").

                  (f) Intellectual Property. The "Intellectual Property" as defined in Section 4.1(w), including, without limitation, the AsgardSecureNet software and proprietary processes embodied in Seller's two pending patents. Attached to Schedule 1.2(f) are copies of all license agreements (other than license agreements for standard "shrink wrapped, off the shelf," commercially available, third party products used by Seller), product formulas, copyrighted materials, trademarks, trade names, patents and all applications therefor used in the conduct of or relating to the business conducted by Seller.

                  (g) Customer Lists. All of Seller's current and historical customer lists and customer records. Schedule 1.2(g) hereto sets forth a list of all previous (within the last year from the date hereof) and existing customers of Seller and its subsidiaries and their last known business addresses.

                  (h) Life Insurance. All of Seller's right title and interest to the key-man life insurance policy on the life of Christopher Day (the "Life Policy") as described on Schedule 1.2(h).

                  (i) Books and Records. All of Seller's books and records including, without limitation, blueprints, drawings, and other technical papers, and all accounts receivable, inventory, maintenance, employee records, and asset history records.

                  (j) Computer Software and Hardware. All computer software and hardware used or intended for use in connection with the business of Seller, owned, leased, or licensed by or to Seller.

                  (k) Leased Real Property and Personalty. The leasehold interests created by all leases of real property and personal property used in connection with the business of Seller, under which Seller or any subsidiary is a lessee, including those leases that are capitalized leases and any maintenance contracts and deposits in connection therewith (all such real property and/or personal property that Seller or any subsidiary is leasing as lessee shall herein be referred to as "Leased Real Property/ Personalty"), including the Leased Real Property/Personalty set forth on Schedule 1.2(k) hereto and any other Leased Real Property/Personalty transferrable by Seller. Attached to
Schedule 1.2(k) are copies of all the lease agreements listed on Schedule
1.2(k).

                  (l) Names. All right, title, and interest in and to the name "Asgard Holding" and "Asgard Technology" and any and all names associated with all products sold by Seller at any time within the preceding 12 months, and any derivations thereof (the "Names").

                  (m) Phone Numbers. All telephone and facsimile numbers used by Seller.

                  (n) Deposits and Prepaid Expenses. All of Seller's deposits, bank accounts, notes receivable, and prepaid expenses (the "Deposits") including, without limitation, the Deposits set forth on Seller's Base Balance Sheet (including any deposits with respect to the Leased Personalty assumed by Buyer pursuant to Section 1.2), as reduced in the ordinary course of business in accordance with past historical practices.

                  (o) Stock of Subsidiaries. All of the capital stock, membership or other interests of each subsidiary of Seller and all other securities owned by Seller. Schedule 1.2(o) hereto sets forth the name, jurisdiction of incorporation, organization or formation, and equity interests held by each subsidiary of Seller and all other securities owned by Seller.

           Each Schedule provided for in Section 1.2 also sets forth separately, as appropriate, the assets and properties of each subsidiary of Seller, and any purported restriction on the sale, transfer, or assignment thereof.

           1.3 Excluded Assets. The following assets of Seller shall be excluded from the purchase and sale contemplated by this Agreement (the "Excluded Assets"):

                  (a) Rights Hereunder. Seller's rights under this Agreement.

                  (b) Corporate Documents. Seller's articles of organization, charter, minute books and record books, provided that copies thereof shall be provided to Buyer upon Buyer's request.

                  (c) Seller's Records of Negotiations. Seller's records relating to the negotiation and sale of Seller's assets.

                  (d) Employee Records. All of Seller's records with respect to employees, provided that access thereto shall be provided to Buyer upon written request.

                  (e) All of the assets listed on Schedule 1.3.

                  (f) Tax Records. All of Seller's books and records with respect to taxes, provided that access thereto shall be provided to Buyer upon written request.

                                   SECTION 2
                            ASSUMPTION OF LIABILITIES

           2.1 Liabilities Assumed. Upon the sale and purchase of the Transferred Assets as provided in this Agreement, Designated Subsidiary shall assume and pay or discharge when due (i) the accounts payable of Seller, listed on Schedule 2.1, reflected and accrued on Seller's Base Balance Sheet or incurred and accrued after the date of Seller's Base Balance Sheet in the ordinary course of business and as contemplated by this Agreement, in each case not to exceed $45,000, all as the same shall exist on the Closing Date (the "Accounts Payable"), except for the Excluded Liabilities set forth in Section 2.2, (ii) obligations arising under the Business Contracts, (iii) the Leased Real Property/ Personalty and (iv) the Life Policy and any premiums related thereto due after the Closing Date. Such obligations and liabilities being assumed pursuant to this Section 2.1 are sometimes referred to herein as "Assumed Liabilities."

           2.2 Excluded Liabilities. Other than the Assumed Liabilities, whether reflected in Seller's Base Balance Sheet or incurred and accrued after the date of Seller's Base Balance Sheet in the ordinary course of business and as contemplated by this Agreement, Designated Subsidiary shall not be obligated to directly or indirectly pay, perform, or discharge any other liabilities of Seller, including but not limited to the following liabilities of Seller:

                  (a) Liabilities Hereunder. Any obligations or liabilities of Seller under this Agreement.

                  (b) Legal and Accounting Fees. Any obligations or liabilities for legal, accounting, and other fees and expenses incurred by or on behalf of Seller, any of its subsidiaries, or Designated Members in connection with the negotiation of the transactions contemplated by this Agreement, the sale of the Transferred Assets, the assumption of the Assumed Liabilities, and the documents related thereto.

                  (c) Tax Liabilities. Any tax obligations or liabilities of Seller or any of its subsidiaries, whether or not owed on or prior to the Closing Date, including, without limitation, (i) any liabilities (federal, state, local, or foreign) for taxes on or measured by the income of Seller or any of its subsidiaries; (ii) any liabilities for federal, state, local, or foreign income and employee FICA taxes that Seller or any of its subsidiaries is legally obligated to withhold through the Closing Date whether or not Seller or any of its subsidiaries has withheld the same as required by law; (iii) any liabilities for employer FICA and unemployment taxes; (iv) any liabilities for franchise and excise taxes relating to the status of Seller or any of its subsidiaries; (v) any liabilities for property taxes; and (vi) any other taxes of any kind or description.

                  (d) Liability to Buyer for Breach. Any obligations or liabilities of Seller to the extent that their existence or magnitude constitutes or results in a breach of a representation, warranty, or covenant made by Seller or Designated Members, or makes the information contained in this Agreement, any Exhibit, any Schedule, or any other document delivered by or on behalf of Seller or Designated Members (or their representatives) pursuant to or in connection with this Agreement or any of the transactions contemplated hereby untrue in any material adverse respect.

                  (e) Liabilities to Employees. Any obligations or liabilities with respect to payroll, bonuses, severance benefits, vacation pay, and other employment benefits or sums, including, without limitation, FICA, worker's compensation premiums, or unemployment taxes to or on behalf of employees of Seller or any of its subsidiaries, and any and all liabilities or obligations of Seller, or any Affiliate or subsidiary of Seller, arising under any collective bargaining agreement or union contract. For purposes of this Agreement, the term "Affiliate" shall mean any entity in which any Designated Member is an officer or director or in which any Designated Member or Seller, directly or indirectly, owns or controls ten percent or more of the equity securities of the entity, or any person related to any Designated Member by blood or marriage.

                  (f) Property and Personal Injury Liabilities. Any claims against or liabilities of Seller or any of its subsidiaries for injury to or death of persons or damage to or destruction of property (including, without limitation, any worker's compensation claim) occurring prior to the Closing Date regardless of when such claim or liability is asserted, including, without limitation, any claim or liability for damages in connection with the foregoing, it being understood and agreed that any claim or liability asserted after the Closing Date arising out of the sale of any product either sold or produced by Seller or any of its subsidiaries or the performance of any services by Seller or any of its subsidiaries prior to the Closing Date, shall be considered to be a claim against or a liability of Seller or any of its subsidiaries for injury to or death of persons or damage to or destruction of property and therefore, except as otherwise provided for herein, not assumed hereunder by Buyer or Designated Subsidiary.

                  (g) Liability for Medical, Dental, and Disability. Any obligations or liabilities for medical, dental, and disability (both long-term and short-term) benefits, whether insured or self-insured, based upon claims incurred or disabilities commencing prior to the Closing Date and any liability for the foregoing, that arises by virtue of an employment relationship at any time with Seller or any of its subsidiaries.

                  (h) Liability to Others for Breach. Any liabilities for any breach of any representation, warranty, or covenant, or for any claim for indemnification, contained in any contract or other document referred to in
Section 1.2, agreed to be performed pursuant hereto by Buyer, to the extent that such breach or claim arose out of or by virtue of the performance or nonperformance by Seller or any of its subsidiaries thereunder prior to the Closing Date, it being understood that, as between Seller and Buyer, this paragraph shall apply notwithstanding any provisions that may be contained in any form of consent to the assignment of any such contract or document that, by its terms, imposes such liabilities upon Buyer and which assignment is accepted by Buyer notwithstanding the presence of such a provision, and that the failure by Seller or any of its subsidiaries to discharge any such liability shall entitle Buyer to indemnification in accordance with the provisions of Section 10.1.

                  (i) Liability Regarding Employee Welfare and Pension Benefits. Any obligations or liabilities of Seller arising out of or in connection with any past or present employee welfare and pension benefit plans of Seller or any of its subsidiaries including, without limitation, any obligations or liabilities of Seller or any of its subsidiaries to or on behalf of any past or present employee of Seller or any of its subsidiaries arising under any collective bargaining agreement, union contract, union health and welfare fund, or similar program.

                  (j) Liability for Violation of Law. Any obligations or liabilities of Seller or any of its subsidiaries arising out of or in connection with any violation of a statute or governmental rule, regulation, or directive, which violation arises out of any act or omission that occurred or commenced prior to the Closing Date.

                  (k) Environmental Laws. Any obligations or liabilities of Seller or any of its subsidiaries with respect to, or relating to, Environmental Laws (as hereinafter defined), or environmental matters.

                  (l) Transfer and Use Tax Liabilities. Any obligations or liabilities of Seller or any of its subsidiaries with respect to sales, use, or transfer taxes, if any, arising as a result of the transfer of the Transferred Assets by Seller to Buyer or Designated Subsidiary by virtue of the consummation of the transactions contemplated hereby. Buyer or Designated Subsidiary shall deliver to Seller a resale exemption certificate as to Inventory sold hereunder.

                  (m) ERISA. Any liabilities or obligations of Seller with respect to, or arising under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any Pension Plan, Welfare Plan or Employee Benefit Plan, as each are hereinafter defined or as defined by ERISA, and any related trust agreements or annuity contracts.

                  (n) Employee Grievances. Any obligations or liabilities of Seller or any of its subsidiaries with respect to, or arising under, any grievance brought by any employee of Seller or any of its subsidiaries while in the employ of Seller or any of its subsidiaries or filed pursuant to any collective bargaining agreement to which Seller or any of its subsidiaries is a party or by which Seller is bound.

                  (o) Seller's Indebtedness. Any obligations or liabilities with respect to indebtedness of Seller or any of its subsidiaries.

                  (p) Members and Affiliates. Any obligations or liabilities of Seller or any of its subsidiaries with respect to any member of Seller or any Affiliate of Seller or any such member.

                  (q) Liabilities Not Assumed Hereunder. Consistent with and without limitation by the specific enumeration of the foregoing, any obligations or liabilities not expressly assumed by Buyer or Designated Subsidiary pursuant to the provisions of Section 2.1 hereof.

           2.3 No Expansion of Third Party Rights. The assumption by Buyer or Designated Subsidiary of the Assumed Liabilities, and the transfer thereof by Seller, shall in no way expand the rights and remedies of any third party against Seller or Buyer or Designated Subsidiary as assignee of Seller as compared to the rights and remedies which such third party would have had against Seller or Buyer or Designated Subsidiary as assignee of Seller had Buyer or Designated Subsidiary not assumed such liabilities. Without limiting the generality of the preceding sentence, the assumption by Buyer or Designated Subsidiary of such liabilities shall not create any third party beneficiary rights.

           2.4 Designated Subsidiary. Buyer and Seller contemplate that Buyer may organize a newly formed, wholly owned subsidiary (referred to herein as "Designated Subsidiary") to acquire the Transferred Assets and assume the Assumed Liabilities. Any such assignment pursuant to this Section 2.4, shall not relieve Buyer of its duties hereunder, and Buyer hereby guaranties the full and complete performance of any and all of the obligations of the Designated Subsidiary undertaken or contemplated hereby.



                                   SECTION 3
                                 PURCHASE PRICE

           3.1 Purchase Price. The purchase price for the Transferred Assets to be acquired pursuant to Section 1.1 shall be, in addition to the assumption of liabilities pursuant to Section 1.2, an amount equal $3,100,153.20 (the "Purchase Price").

           3.2 Payment of Purchase Price. The purchase price shall be payable as follows:

                  (i) $630,015.36 in cash or a cashier's check or wire transfer at the Closing (as defined in Section 7.1);

                  (ii) the issuance of a $56,688.63 note payable to Edward M. Tighe, and the issuance of a $113,449.21 note payable to EMT Investments, Inc. the debts of which the Buyer is assuming from Seller, in the form of which is attached hereto as Exhibits B1 and B2 (the "Promissory Notes"); and

                  (iii) 575,000 shares of Buyer's common stock ("Buyer's Common Stock") valued at $4.00 per share for purposes of this Agreement only ("Share Price"), as adjusted pursuant to Section 3.3. 22,500 shares of Buyer's Common Stock shall be deposited with Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP as escrow agent ("Escrow Agent"), and released to either Seller or Buyer in accordance with Section 3.3 and shall be distributed in accordance with the terms of the escrow agreement, the form of which is attached as Exhibit B. 552,500 shares of Buyer's Common Stock shall be delivered to Seller at Closing. Seller and any transferee of Buyer's Common Stock from Seller, shall be entitled to the registration rights provided pursuant to that certain Registration Rights Agreement, the form of which is attached as Exhibit A, with respect to the shares of Buyer's Common Stock issued pursuant to this Agreement.

           3.3 Adjustment to Purchase Price.

           Accounts Receivable. Based on the Share Price, Buyer shall deposit with the Escrow Agent that number of shares of Buyer's Common Stock included in the Purchase Price equal to the face value of Seller's accounts receivable as reflected on the Seller's Base Balance Sheet ("Accounts Receivable Escrow Shares"). In the event that any portion of the Accounts Receivable shall be deemed to be uncollectible ("Uncollectible Accounts Receivable") in the ordinary course of business 90 days after Closing, then the Purchase Price pursuant to
Section 3.1 shall be reduced and that number of Accounts Receivable Escrow Shares determined by dividing the dollar amount of the Uncollectible Accounts Receivable by the Share Price shall be returned to Buyer for cancellation. Any remaining Accounts Receivable Escrow Shares shall be assigned and delivered to Seller on the 91st day after the Closing Date. Buyer agrees to assign and deliver any of the Uncollectible Accounts Receivable back to Seller, provided the Purchase Price is reduced as a result of such Uncollectible Accounts Receivable.

           3.4 Allocation of Purchase Price. The purchase price shall be allocated among the Transferred Assets owned by Seller in accordance with their respective fair market values. Without limiting the foregoing, Buyer and Seller agree that the total purchase price (including liabilities assumed) for the assets and properties purchased pursuant to this Agreement shall be allocated to those assets and properties as set forth in Schedule 3.4 hereto, and Buyer and Seller agree that the allocation set forth in Schedule 3.4 hereto has been made in accordance with the requirements of Section 1060 of the Internal Revenue Code of 1986, as amended and any applicable Treasury Regulations promulgated thereunder. Buyer and Seller, each at its own expense, also agree to file appropriate forms with the Internal Revenue Service setting forth the information required to be furnished to the Internal Revenue Service by Section 1060 of the Internal Revenue Code of 1996, as amended (the "Code") and the applicable Treasury Regulations thereunder.

                                   SECTION 4
                         REPRESENTATIONS AND WARRANTIES

           4.1 Representations and Warranties of Seller and Designated Members. Except as otherwise set forth in the Seller Disclosure Schedules heretofore delivered by Seller to and acknowledged as received by Buyer, Seller and Designated Members jointly and severally represent and warrant to Buyer and Designated Subsidiary as follows:

                  (a) Due Formation, Good Standing, and Qualification. Each of Seller and its subsidiaries is a limited liability company duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization with all requisite power and authority to own, operate, and lease its assets and properties and to carry on its business as now being conducted. Neither Seller nor any of its subsidiaries is subject to any material disability by reason of the failure to be duly qualified as a foreign entity for the transaction of business or to be in good standing under the laws of any jurisdiction. As used in this Agreement with reference to Seller, the term "subsidiaries" shall include all direct and indirect subsidiaries of Seller.
Schedule 4.1(a) hereto constitutes a list setting forth, as of the date of this Agreement, each jurisdiction in which Seller and its subsidiaries is qualified to do business.

                  (b) Authority. Seller has the power and authority to enter into this Agreement and, subject to the requisite approval of Seller's members, to carry out the transactions contemplated hereby. The Board of Managers of Seller has duly authorized the execution, delivery, and performance of this Agreement. Except for any required approval by Seller's members of the transactions contemplated hereby, no other proceedings on the part of Seller or its subsidiaries are necessary to authorize the execution and delivery by Seller of this Agreement or the consummation by Seller or its subsidiaries of the transactions contemplated hereby. This Agreement has been duly executed and delivered by, and constitutes a legal, valid, and binding agreement of, Seller and Designated Members, enforceable against Seller and Designated Members in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

                  (c) Membership Interests. As of the date hereof, Seller has outstanding classes of membership interests as listed on Schedule 4.1(c).
Schedule 4.1(c) also lists the names and addresses of all of the members of Seller.

                  (d) Options, Warrants, and Rights. Neither Seller nor any of its subsidiaries has outstanding any options, warrants, or other rights to purchase, or securities or other obligations convertible into or exchangeable for, or contracts, commitments, agreements, arrangements, or understandings, to issue, any membership interests or other securities, other than those referred to in Section 4.1(c).

                  (e) Subsidiaries. Schedule 4.1(e) constitutes a list setting forth, as of the date of this Agreement, (i) the name, jurisdiction of organization, and list of members of each subsidiary of Seller, and (ii) the name and a description of every other person, corporation, partnership, joint venture, or other business association in which Seller directly or indirectly owns a material interest. The outstanding shares of [capital stock] [membership interests] of the subsidiaries of Seller are owned by Seller free and clear of all claims, liens, charges, and encumbrances. Seller does not own, directly or indirectly, any capital stock or other equity securities of any entity or have any direct or indirect equity or ownership interest in any entity or other business other than with respect to its subsidiaries.

                  (f) Financial Statements. The Consolidated Balance Sheets of Seller and subsidiaries as at December 31, 2003, as well as the Consolidated Statements of Income of Seller and its subsidiaries for the year ended December 31, 2003, and all related schedules and notes to the foregoing, have been prepared by Seller without audit. All of the foregoing financial statements have to the best of our knowledge been prepared in accordance with generally accepted accounting principles, which were applied on a consistent basis, are correct and complete, and present fairly and accurately, in all material respects, the consolidated financial position, results of operations, and changes in financial position of Seller and its subsidiaries as of their date and for the period indicated, except for normal year-end audit adjustments and the absence of footnotes. To the best of our knowledge, neither Seller nor any of its subsidiaries has any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated, or otherwise, except as and to the extent disclosed or reflected in Seller's Base Balance Sheet, incurred since the date of that balance sheet in the ordinary course of business and as contemplated by this Agreement. Seller will provide Buyer and its auditors with any and all documents that Buyer and its auditors deem necessary in order to complete any and all audits of Sellers financial statements in connection with Buyer's periodic reporting requirements pursuant to the Securities Exchange Act of 1934, as amended.

                  (g) Actions in the Ordinary Course of Business. Since the date of Seller's Base Balance Sheet, neither Seller nor any of its subsidiaries (i) has taken any action outside the ordinary and usual course of business; (ii) has borrowed any money or become contingently liable for any obligation or liability of another; (iii) has failed to pay any of its debts and obligations as they become due; (iv) has incurred any debt, liability, or obligation of any nature to any party, except for obligations arising from the purchase of goods or the rendition of services in the ordinary course of business; or (v) has failed to use its best efforts to preserve its business organization intact, to keep available the services of its employees and independent contractors, or to preserve its relationships with its customers, suppliers, and others with which it deals.

                  (h) No Material Change. Since the date of Seller's Base Balance Sheet, there has not been and there is not threatened (i) any material adverse change in the condition (financial or otherwise), business, assets, properties, prospects or operating results of Seller and its subsidiaries taken as a whole, (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of Seller or its subsidiaries, which materially affects or impairs their ability to conduct their business, or (iii) any mortgage or pledge of any assets or properties of Seller or any of its subsidiaries, or any indebtedness incurred by Seller or any of its subsidiaries, other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

                  (i) Title to Properties. Seller and its subsidiaries have good and marketable title to all of their respective real and personal assets and properties, including all assets and properties reflected in Seller's Base Balance Sheet or acquired subsequent to the date of Seller's Base Balance Sheet, except assets or properties disposed of subsequent to the date of Seller's Base Balance Sheet in the ordinary course of business and as contemplated by this Agreement. Such assets and properties are subject to no mortgage, indenture, pledge, lien, claim, encumbrance, charge, security interest or title retention, or other security arrangement, except for liens for the payment of federal, state, and other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of Seller and its subsidiaries or the ownership of their assets or properties, which were not incurred in connection with the borrowing of money or the obtaining of advances and which do not in the aggregate materially detract from the value of the assets or properties of Seller and its subsidiaries taken as a whole or materially impair the use thereof in the operation of their respective businesses, except in each case as disclosed in Seller's Base Balance Sheet. All leases pursuant to which Seller or any of its subsidiaries lease any substantial amount of real or personal property are valid and effective in accordance with their respective terms.

                  (j) Condition of Assets and Properties. The buildings, equipment, machinery, fixtures, furniture, furnishings, office equipment, and all other tangible personal assets and properties of Seller and its subsidiaries presently used in, or necessary for the operation of, Seller's business are sold "as is".

                  (k) Litigation. There are no actions, suits, proceedings, or other litigation pending or, to the knowledge of Seller or Designated Members, threatened against Seller or any of its subsidiaries, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that, if determined adversely to Seller or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the business, assets, properties, operations, operating results, prospects, or condition, financial or otherwise, of Seller and its subsidiaries taken as a whole.

                  (l) Rights and Licenses. Neither Seller nor any of its subsidiaries is subject to any material disability or liability by reason of its failure to possess any patent, patent right, trademark, trademark right, trade name, trade name right, or license. Schedule 4.1(l) hereto contains a true, correct, and complete list of all Licenses and Permits necessary for the conduct of the business of Seller and its subsidiaries. Each of Seller and its subsidiaries has all Licenses and Permits necessary for the conduct of the business conducted by it and the ownership and use of its assets and properties and the premises occupied by it, and the conduct of its business as presently conducted.

                  (m) No Violation. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Seller or any of its subsidiaries of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to, (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of Seller or any of its subsidiaries, or (ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Seller or any of its subsidiaries is subject or by which Seller or any of its subsidiaries is bound.

                  (n) Taxes. Seller has duly filed in correct form all Tax Returns (as defined hereinafter) relating to the activities of Seller and its subsidiaries required or due to be filed (with regard to applicable extensions) on or prior to the date hereof. All such Tax Returns are accurate and complete in all material respects, and Seller has paid or made provision for the payment of all Taxes (as defined hereinafter) that have been incurred or are due or claimed to be due from Seller or any of its subsidiaries by federal, state, or local taxing authorities for all periods ending on or before the date hereof, other than Taxes or other charges that are not delinquent or are being contested in good faith and have not been finally determined and have been disclosed to Buyer.

                  (o) Accounts Receivable. The accounts receivable of Seller and its subsidiaries have been acquired in the ordinary course of business, are valid and enforceable, and are fully collectible, subject to no defenses, deductions, set-offs, or counterclaims, except to the extent of the reserve reflected in Seller's Base Balance Sheet or in such other amount which is not material in the aggregate. Each such account receivable is fully collectible to the extent of the face value thereof.

                  (p) Contracts. Neither Seller nor any of its subsidiaries is a party to (i) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing,
(ii) any collective bargaining or other contract or agreement with any labor union, (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations, excepting, in each case, items included within aggregate amounts disclosed or reflected in Seller's Base Balance Sheet, (iv) any employment agreement or other similar arrangement not terminable by it upon 30 days or less notice without penalty to it, (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $10,000, (vi) any contract or agreement creating an obligation of $10,000 or more, (vii) any contract, agreement, mortgage, or lease, which by its terms does not terminate or is not terminable by it without penalty to it, (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement, or (ix) any material license agreement. All material mortgages, leases, contracts, agreements, and other arrangements to which Seller or any of its subsidiaries is a party are valid and enforceable in accordance with their terms; Seller, its subsidiaries, and all other parties to each of the foregoing have performed all material obligations required to be performed to date; neither Seller, nor any of its subsidiaries, nor any such other party is in material default or in arrears under the terms of any of the foregoing; and to our knowledge no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a default under any of them.

                  (q) Compliance with Law and Other Regulations. Each of Seller and its subsidiaries is in compliance in all material respects with all requirements (including those relating to environmental matters) of federal, state, or local law and all requirements of all governmental bodies and agencies having jurisdiction over it, the conduct of its business, the use of its assets and properties, and all premises occupied by it. There is no environmental contamination, toxic waste or other discharge, spill, construction component, structural element or condition adversely affecting any of the properties of Seller or its subsidiaries, nor has Seller or any of its subsidiaries received any official notice or citation that any of its properties in any way contravene any federal, state, or local law or regulation relating to environmental, health, or safety matters, including without limitation any requirements of CERCLA or any OSHA requirements. Without limiting the foregoing, each of Seller and its subsidiaries has properly filed all reports, paid all monies, and obtained all licenses, permits, certificates, and authorizations needed or required for the conduct of its business and the use of its assets and properties and the premises occupied by it in connection therewith and is in compliance in all material respects with all conditions, restrictions, and provisions of all of the foregoing. Neither Seller nor any of its subsidiaries has received any notice from any federal, state, or local authority or any insurance or inspection body that any of its assets, properties, facilities, equipment, or business procedures or practices fails to comply with any applicable law, ordinance, regulation, building, or zoning law or requirement of any public authority or body.

                  (r) Employee Benefit and Employment Matters. Seller and its "ERISA Affiliates" (as determined under Section 414(b), (c), (m) or (o) of the
Code) (i) maintain, administer, or contribute to, or at any time during the past six years have maintained, administered, or contributed to, only those employee pension benefit plans (as defined in Section 3(2) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not excluded from coverage under specific Titles or Subtitles of ERISA) described in Schedule 4.1(r) hereto (the "Seller Pension Plans"); and (ii) Seller and its ERISA Affiliates maintain, administer, or contribute to only those employee welfare benefit plans (as defined in Section 3(1) of ERISA, whether or not excluded from coverage under specific Titles or Subtitles of ERISA) described in Schedule 4.1(r) hereto (the "Seller Welfare Plans"). Seller and all ERISA Affiliates maintain, administer, or contribute to only those bonus, deferred compensation, stock purchase, stock option, severance plan, insurance, or similar arrangements described in Schedule 4.1(r) hereto ("Seller Employee Benefit Plans"). Except as disclosed in Schedule 4.1(r) hereto, the Internal Revenue Service has determined that each Seller Pension Plan intended to be "qualified" under Section 401(a) of the Code is so qualified and that the trust forming a part thereof is tax exempt under Section 501(a) of the Code from the date of its establishment until the date hereof, and Seller does not know of any matter that would adversely affect such qualified or tax-exempt status of such plan or trust. Full payment has been made, or will be made in accordance with Sections 404(a)(6) and 412 of the Code, of all amounts that either Seller or any ERISA Affiliate is required to pay under the terms of each of the Seller Pension Plans and Seller Welfare Plans, and all such amounts are properly accrued on Seller's Base Balance Sheet; and none of the Seller Pension Plans or any trust established thereunder has incurred any "accumulated funding deficiency" (as defined in Sections 302 of ERISA and 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of each of such Plans ended prior to the date of this Agreement. Neither any Seller Pension Plan or Seller Welfare Plan nor any Seller Pension Plan or Seller Welfare Plan fiduciary has engaged in any transaction in violation of Section 406 of ERISA or any "prohibited transaction" (as defined in Section 4975(c)(1) of the Code) other than any such transaction that is exempt under Section 408 of ERISA or section 4975(d) of the Code. Seller has furnished to Buyer as an attachment to Schedule 4.1(r) hereto true and complete copies of each Seller Pension Plan, Seller Welfare Plan, and Seller Employment Benefit Plan and related trust agreements or annuity contracts, Internal Revenue Service determination letters and summary plan descriptions; all of the foregoing plans, agreements, and commitments are valid, binding, in full force and effect, and there are no defaults thereunder; and none of the rights of Seller or any of its ERISA Affiliates thereunder will be impaired by this Agreement or the consummation of the transactions contemplated by this Agreement. Neither Seller nor any of its subsidiaries is a party to any collective bargaining agreement and, to the best of Seller's knowledge, there is no material request for union representation pending or threatened against Seller or any of its subsidiaries. Neither Seller nor any of its ERISA Affiliates has incurred any liability to the Pension Benefit Guarantee Corporation ("PBGC") as a result of the voluntary or involuntary termination of any Seller Pension Plan subject to Title IV of ERISA; there is currently no active filing by Seller or any of its ERISA Affiliates with the PBGC (and no proceeding has been commenced by the PBGC) to terminate any Seller Pension Plan subject to Title IV of ERISA maintained or funded, in whole or in part, by Seller or any of its ERISA Affiliates; and neither Seller nor any of its ERISA Affiliates has made a complete or partial withdrawal from a multi-employer plan, as such term is defined in Section 3(37) of ERISA, resulting in "withdrawal liability," as such term is defined in Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under either Section 4207 or 4208 of ERISA). The employment of each employee of Seller and its subsidiaries is terminable at will without cost to Seller or any of its subsidiaries. Each of Seller and its subsidiaries has complied with all other applicable federal, state, and local laws relating to the employment of labor, including, but not limited to, the provisions thereof relative to wages, hours, collective bargaining, working conditions, and payment of taxes of any kind, and neither Seller nor any of its subsidiaries is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing or has any obligations for any vacation, sick leave, or other compensatory time. All officers and independent contractors of Seller and its subsidiaries are paid salaries or other compensation in accordance with the amounts set forth in
Schedule 4.1(r) hereto, and Schedule 4.1(r) correctly and accurately sets forth all salaries, expenses, and personal benefits paid to or accrued for all directors, officers, and principal shareholders of Seller and its subsidiaries as of the date of this Agreement, all of which are reflected as appropriate in Seller's Base Balance Sheet.

                  (s) Insurance. Schedule 4.1(s) hereto contains a description (identifying insurer, coverage, premiums, named insured, deductibles, and expiration date) of all policies of fire, liability, and other forms of insurance that currently are maintained in force by or for the account of Seller or any of its subsidiaries with respect to the business and assets of Seller or its subsidiaries (such policies are hereinafter referred to as the "Policies"). Each of Seller and its subsidiaries is presently, insured by insurers unaffiliated with Seller with respect to its property and the conduct of its business in such amounts and against such risks as are adequate to protect its business and assets, including, without limitation, liability insurance. The insurance coverage provided by the Policies presently in force will not in any material respect be affected by, and will not terminate or lapse by reason of, the transactions contemplated hereby.

                  (t) No Payments to Directors, Officers, Managers, Members, or Others. Since the date of Seller's Base Balance Sheet, there has not been any purchase or redemption of any membership interests or its subsidiaries or any transfer, distribution, or payment by Seller or its subsidiaries, directly or indirectly, of any assets or properties to any director, officer, manager, member, or other person other than the payment of compensation for services actually rendered at rates not in excess of the rates prevailing on the date of Seller's Base Balance Sheet, other than bonuses aggregating not more than $22,000.

                  (u) No Prohibited Payments. Neither Seller and its subsidiaries nor, to the knowledge of Designated Members, any officer, director, employee, independent contractor, or agent, acting on behalf of Seller or its subsidiaries, has at any time (i) made any contributions to any candidate for political office in violation of law or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation, or ordinance requiring such disclosure,
(ii) made any payment to any local, state, federal, or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which Seller or its subsidiaries sell products or render services or from which Seller or its subsidiaries buy products or services for the purpose of influencing such agent or person to buy products or services from or sell products or services to Seller or its subsidiaries, or (iv) engaged in any transaction, maintained any bank account, or used any corporate funds, except for transactions, bank accounts, and funds that have been and are reflected in the normally maintained books and records of Seller or its subsidiaries.

                  (v) Articles of Organization, Operating Agreement and Minute Books. Seller has heretofore delivered to Buyer true and complete copies of the articles of organization and operating agreement of Seller and its subsidiaries as currently in effect. The minute books of Seller and its subsidiaries contain complete and accurate records of all meetings and other actions held or taken by the Boards of Managers (or committees of the Boards of Managers) and members of Seller and its subsidiaries, as the case may be, since their organization.

                  (w) Intellectual Property.

                     (i) Intellectual Property consists of the following:

                  (a) all patents, trademarks, trade names, service marks, trade dress, copyrights and any renewal rights therefor, mask works, net lists, schematics, technology, manufacturing processes, supplier lists, trade secrets, know-how, moral rights, computer software programs or applications (in both source and object code form), applications and registrations for any of the foregoing owned by Seller, specifically including but not limited to the proprietary processes embodied in Seller's pending patents;

                  (b) all goodwill associated with trademarks, trade names, service marks and trade dress owned by Seller;

                  (c) all software, including, but not limited to, the AsgardSecureNet software, firmware listings, updated software source code, and complete system build software and instructions related to all software owned by Seller;

                  (d) all documents, records and files relating to design, end user documentation, manufacturing, quality control, sales, marketing or customer support for all intellectual property described herein owned by Seller;

                  (e) all other tangible or intangible proprietary information and materials owned by Seller; and

                  (f) all license and other rights in any third party product, intellectual property, proprietary or personal rights, documentation, or tangible or intangible property, including without limitation the types of intellectual property and tangible and intangible proprietary information described in (a) through (e) above (other than license agreements for standard "shrink wrapped, off the shelf," commercially available, third party products used by Seller);

that are owned or held by or on behalf of Seller or that are being, and/or have been, used, or are currently under development for use, in the business of Seller as it has been, is currently or is currently anticipated to be (up to the Closing), conducted. Intellectual Property described in clauses (a) to (e) above is referred to herein as "Seller Owned Intellectual Property" and Intellectual Property described in clause (f) above is referred to herein as "Seller Licensed Intellectual Property." Unless otherwise noted, all references to "Intellectual Property" shall refer to both Seller Owned Intellectual Property and Seller Licensed Intellectual Property.

                     (ii) Schedule 4.1(w) lists: (a) all patents, copyrights, mask works, trademarks, service marks, domain names, trade dress, any renewal rights for any of the foregoing, and any applications and registrations for any of the foregoing (including the status of such applications and registrations), that are included in Seller Owned Intellectual Property; (b) all hardware products and tools, software products and tools, and services that are currently published, offered, or under development by Seller; (c) all licenses, sublicenses and other agreements to which Seller is a party and pursuant to which any end user or other third party is authorized to have access to or use Intellectual Property or exercise any other right with regard thereto (including without limitation rights to use or display Seller "brand features"); (d) all Seller Licensed Intellectual Property (other than license agreements for standard "shrink wrapped, off the shelf," commercially available, third party products used by Seller); and (e) any obligations of exclusivity, noncompetition, nonsolicitation, first refusal, or first negotiation to which Seller is subject under any agreement that does not fall within the ambit of (c) or (d) above. The disclosures described in (c), (d) and (e) hereof include the names and dates of the relevant agreements, as well as the identities of the parties thereto.

                     (iii) Seller Intellectual Property consists solely of items and rights that are either: (a) owned by Seller, (b) in the public domain, or
(c) rightfully used and authorized for use by Seller and its successors pursuant to a valid license or other agreement. All Seller Owned Intellectual Property which consists of license or other rights to third party property also is set forth in Schedule 4.1(w). Seller has all rights in the Seller Intellectual Property reasonably necessary to carry out Seller's current, and anticipated future (up to the Closing) activities and has or had all rights in Seller Intellectual Property reasonably necessary to carry out Seller's former activities, including without limitation, if necessary to carry out such activities, rights to make, use, exclude others from using, reproduce, modify, adapt, create derivative works based on, translate, distribute (directly and indirectly), transmit, display and perform publicly, license, rent, lease, assign, and sell the Seller Owned Intellectual Property in all geographic locations and fields of use, and to sublicense any or all such rights to third parties, including the right to grant further sublicenses. All software and firmware listings that are part of Seller Owned Intellectual Property are adequately commented in accordance with current software industry standards.

                     (iv) Seller is not, nor as a result of the execution or delivery of this Agreement, or performance of Seller's obligations hereunder or thereunder, will Seller be, in violation of any license, sublicense or other agreement relating to the Seller Owned Intellectual Property to which Seller is a party or otherwise bound. Except as specifically described in Schedule 4.1(w), Seller is not obligated to provide any consideration (whether financial or otherwise) to any third party, nor is any third party otherwise entitled to any consideration, with respect to any exercise of rights by Seller or its successors in Seller Intellectual Property.

                     (v) The use, reproduction, modification, distribution, licensing, sublicensing, sale, or any other exercise of rights in any Seller Owned Intellectual Property or any other authorized exercise of rights in or to Seller Owned Intellectual Property by Seller or its licensees does not and will not infringe any copyright, patent, trade secret, trademark, service mark, trade name, firm name, logo, trade dress, mask work, moral right, other intellectual property right, right of privacy, right of publicity or right in personal or other data of any person. Further, the use, reproduction, modification, sale, or any other exercise of rights in any Seller Licensed Intellectual Property or any other authorized exercise of rights in or to Seller Licensed Intellectual Property by Seller or its licensees does not and will not infringe any copyright, patent, trade secret, trademark, service mark, trade name, firm name, logo, trade dress, mask work, moral right, other intellectual property right, right of privacy, right of publicity or right in personal or other data of any person. No claims (a) challenging the validity, effectiveness, or ownership by Seller of any of Seller Owned Intellectual Property, or (b) to the effect that the use, reproduction, modification, manufacturing, distribution, licensing, sublicensing, sale or any other exercise of rights in any Seller Owned Intellectual Property by Seller or its licensees infringes or will infringe on any intellectual property or other proprietary or personal right of any person have been asserted or, to Seller's knowledge, are threatened by any person nor are there any valid grounds for any bona fide claim of any such kind. All granted or issued patents and mask works and all registered trademarks listed on
Schedule 4.1(w) and all copyright registrations held by Seller are valid, enforceable and subsisting. To the Seller's knowledge, there is no unauthorized use, infringement or misappropriation of any of Seller Owned Intellectual Property by any third party, employee or former employee or other third party.

                     (vi) No parties other than Seller possess any current or contingent rights to any source code that is part of Seller Owned Intellectual Property (including, without limitation, through any escrow account).

                     (vii) Schedule 4.1(w) lists all parties who have created any material portion of, or otherwise have any rights in or to, Seller Owned Intellectual Property other than employees of Seller whose work product was created by them entirely within the scope of their employment by Seller and constitutes works made for hire owned by Seller. Seller has secured from all parties who have created any material portion of, or otherwise have any rights in or to, Seller Owned Intellectual Property valid and enforceable written assignments or licenses of any such work or other rights to Seller and has provided true and complete copies of such assignments or licenses to Buyer.

                     (viii) Schedule 4.1(w) includes a true and complete list of support and maintenance agreements relating to Seller Owned Intellectual Property, or to which Seller is a party as to Seller Licensed Intellectual Property, including the identity of the parties and the respective dates of such agreements and remedies for their breach.

                     (ix) Seller has obtained legally binding written agreements from all employees and third parties with whom Seller has shared confidential proprietary information (a) of Seller, or (b) received from others which Seller is obligated to treat as confidential, which agreements require such employees and third parties to keep such information confidential.

                     (x) Seller has obtained any and all necessary consents from consumers with regard to the collection and dissemination of personal consumer information and except as provided by laws or regulations of general applicability, Buyer may use such information without restriction. Seller's practices regarding the collection and use of consumer personal information comply with current privacy standards within the industry as enunciated by the Online Privacy Alliance or Trust.

                  (x) Inventories. The Inventories are in good and merchantable condition and are stated at not more than the lower of cost or market, with adequate adjustments for obsolete, obsolescent, or otherwise not readily marketable items. Since the date of Seller's Base Balance Sheet, there have not been and there are not required to be any write-downs in the value of the Seller's Inventories or write-offs with respect to such Inventories. The raw materials, work in progress, and finished goods inventory of Seller being transferred hereunder are all in good condition and are usable and currently being used in the present production and sales activities of Seller and its subsidiaries, and neither Seller nor any of its subsidiaries has on hand or on order any raw materials, work in progress, or finished goods inventory in excess of its normal requirements (based upon sales experience for the last 12 months) for products that are included in its current line and for which Seller is now taking orders. Without limiting the foregoing, (i) Seller and its subsidiaries do not have more than a six-month supply of raw materials, work in progress or finished goods inventory, all of which is saleable at prices currently quoted by Seller and its subsidiaries, and (ii) all work in progress and finished goods inventory being transferred to Buyer or Designated Subsidiary pursuant to this Agreement are in accordance with customers' specifications and the sale thereof to customers will not result in any liability of any kind to Buyer or Designated Subsidiary.

                  (y) No Finder's Fee. Seller has not incurred, nor will it incur, directly or indirectly, any liability for brokers' or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

                  (z) Accuracy of Statements; Full Disclosure. Neither this Agreement nor any statement, list, certificate, or other information furnished or to be furnished by Seller or any Designated Member to Buyer in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading. Seller has disclosed to Buyer all of the contracts, commitments and liabilities, direct or contingent, that are associated with the Transferred Assets.

           4.2 Representations and Warranties of Designated Members. Each Designated Member severally represents, warrants, and acknowledges to Buyer and Designated Subsidiary as follows:

                  (a) Power of Designated Members to Execute Agreement. Such Designated Member has the full power and authority to execute, deliver, and perform this Agreement, and this Agreement is the legal and binding obligation of such Designated Member and is enforceable against such Designated Member in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

                  (b) Agreement Not in Breach of Other Instruments Affecting Designated Members. The execution and delivery of this Agreement, the consummation of the transactions hereby contemplated, and the fulfillment of the terms hereof will not result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under any agreement or other instrument of any description to which such Designated Member is a party or by which such Designated Member is bound, or any judgment, decree, order, or award of any court, governmental body, or arbitrator, or any applicable law, rule, or regulation.

           4.3 Representations and Warranties of Buyer. Except as otherwise set forth in the Buyer Disclosure Schedule heretofore delivered by Buyer to Seller, Buyer represents and warrants to Seller and Designated Members as follows:

                  (a) Due Incorporation, Good Standing, and Qualification. Each of Buyer and its subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own, operate, and lease its assets and properties and to carry on its business as now being conducted. Neither Buyer nor any of its subsidiaries is subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. As used in this Agreement with reference to Buyer, the term "subsidiaries" shall include all direct or indirect subsidiaries of Buyer including Designated Subsidiary, other than Seller and all direct and indirect subsidiaries of Seller. No warranty relating to Buyer or its subsidiaries shall be deemed to be breached as a result of any circumstances that would constitute a breach of warranty by Seller.

                  (b) Corporate Authority. Buyer has the corporate power and authority to enter into this Agreement and carry out the transactions contemplated hereby. The Board of Directors of Buyer has duly authorized the execution, delivery, and performance of this Agreement. No other corporate proceedings on the part of Buyer or its subsidiaries, including the approval of Buyer's stockholders, are necessary to authorize the execution and delivery by Buyer of this Agreement or the consummation by Buyer or Designated Subsidiary of the transactions contemplated hereby. This Agreement has been duly executed and delivered by and constitutes a legal, valid, and binding agreement of Buyer, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

                  (c) Capital Stock. As of the date hereof, Buyer has authorized capital stock consisting of 50,000,000 shares of Common Stock, $0.001 par value, of which 12,953,570 shares are issued and outstanding, and 1,997,000 shares of blank check preferred stock, $0.001 par value, of which no shares are issued and outstanding. As of such date, 3,044,402 shares of Buyer Common Stock were reserved for issuance upon the exercise of outstanding stock options and warrants. All of the issued and outstanding shares of capital stock of Buyer and each of its subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable.

                  (d) Options, Warrants, and Rights. Neither Buyer nor any of its subsidiaries has outstanding any options, warrants, or other rights to purchase, or securities or other obligations convertible into or exchangeable for, or contracts, commitments, agreements, arrangements or understandings to issue, any shares of its capital stock or other securities, other than those referred to in Section 4.3(c).

                  (e) Subsidiaries. The outstanding shares of capital stock of the subsidiaries of Buyer owned by Buyer or any of its subsidiaries are owned free and clear of all claims, liens, charges, and encumbrances. Buyer does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any corporation or other business, other than with respect to its subsidiaries.

                  (f) Financial Statements. The Consolidated Balance Sheet of Buyer and its subsidiaries as at October 31, 2002, as well as the Consolidated Statements of Income, the Consolidated Statements of Stockholders' Equity, and the Consolidated Statements of Cash Flows of Buyer and its subsidiaries for the period ended October 31, 2002, and all related schedules and notes to the foregoing, have been reported on by Grant Thornton LLP, independent public accountants, and the Consolidated Balance Sheet of Buyer and its subsidiaries as at July 31, 2003 and the Consolidated Statement of Income, the Consolidated Statement of Stockholders' Equity and the Consolidated Statement of Cash Flow of Buyer and its subsidiaries for the nine months ended July 31, 2003 have been prepared by Buyer without audit. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles which were applied on a consistent basis (except as described therein), are correct and complete, and present fairly, in all material respects the financial position, results of operations, and changes of financial position of Buyer and its subsidiaries as of their respective dates and for the periods indicated. Neither Buyer nor any of its subsidiaries has any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated or otherwise, except as and to the extent disclosed or reflected in the Consolidated Balance Sheet of Buyer and its subsidiaries as at July 31, 2003 ("Buyer's Base Balance Sheet"), or incurred since July 31, 2003 in the ordinary course of business and as contemplated by this Agreement.

                  (g) No Violation. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Buyer or any of its subsidiaries of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to, (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of Buyer or any of its subsidiaries, or (ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Buyer or any of its subsidiaries is subject or by which Buyer or any of its subsidiaries is bound.

                  (h) Taxes. Buyer has duly filed in correct form all Tax Returns relating to the activities of Buyer and its subsidiaries required or due to be filed (with regard to applicable extensions) on or prior to the date hereof. All such Tax Returns are accurate and complete in all material respects, and Buyer has paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from Buyer or any of its subsidiaries by federal, state, or local taxing authorities for all periods ending on or before the date hereof, other than Taxes or other charges that are not delinquent or are being contested in good faith and have not been finally determined and have been disclosed to Seller. The amounts set up as reserves for Taxes on the books of Buyer and its subsidiaries are sufficient in the aggregate for the payment of all unpaid Taxes (including any interest or penalties thereon), whether or not disputed, accrued, or applicable. No claims for taxes or assessments are being asserted or threatened against Buyer or any of its subsidiaries.

                  (i) SEC Reports. Buyer's Form 10-K Report for the year ended October 31, 2002, and all subsequent reports and proxy statements filed by Buyer thereafter with the SEC pursuant to Section 13(a) or 14(a) of the Securities Exchange Act of 1934, do not contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the time the document was filed. No report, proxy statement, or other document has been required to be filed by Buyer pursuant to Section 13(a) or 14(a) of the Securities Exchange Act of 1934 that has not been filed. All such reports, registrations, and statements, which are filed between the date hereof and the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they are made, not misleading.

                  (j) Accuracy of Statements. Neither this Agreement nor any statement, list, certificate, or other information furnished or to be furnished by Buyer to Seller in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

                  (k) Status of Buyer Common Stock to be Issued. The shares of Buyer Common Stock to be issued in partial payment for the Transferred Assets will be, when issued, validly authorized and issued, fully paid and nonassessable, and will be subject to the resale restrictions under state or federal securities laws, including, without limitation, Rule 144 promulgated pursuant to the Securities Act of 1933, as amended ("Rule 144"). At such time as such resale restrictions allow the sale of Buyer Common Stock, Buyer shall assist Sellers in such sale and shall use its reasonable best efforts to provide such documentation reasonably requested to all the Sellers to sell the Buyer Common Stock within two (2) days of a request and if requested cause its counsel to prepare the customary legal opinion necessary to sell such Buyer Common Stock.

                  (l) Intent and Access. Buyer and its Designated Subsidiary have been furnished with such information, both financial and non-financial, with respect to the operations, business, capital structure, and financial position of Seller and its subsidiaries as they believe necessary and have been given the opportunity to ask questions of and receive answers from Seller and its subsidiaries and their officers and managers concerning Seller and its subsidiaries.

                  (m) No Finder's Fee. Buyer has not incurred, nor will it incur, directly or indirectly, any liability for brokers' or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

                                    SECTION 5
                                    COVENANTS

           5.1 Covenants of Seller. Seller agrees that, unless Buyer otherwise agrees in writing and except as set forth in the Seller Disclosure Schedule, at all times prior to the Closing Date:

                  (a) Truth of Representations and Warranties. Seller and its subsidiaries shall not take or suffer or permit any action that would render untrue any of the representations or warranties of Seller herein contained, and Seller and its subsidiaries shall not omit to take any action, the omission of which would render untrue any such representation or warranty.

                  (b) Preservation of Business. Seller shall use its best reasonable efforts to (i) preserve intact the present business organization of Seller and its subsidiaries, (ii) preserve the present goodwill and advantageous relationships of Seller and its subsidiaries with all persons having business dealings with Seller or its subsidiaries, and (iii) preserve and maintain in force all licenses, registrations, franchises, patents, trademarks, copyrights, bonds, rights to formulas, and other similar rights of Seller and its subsidiaries. Seller and its subsidiaries shall not enter into any employment agreements with any of their officers or management personnel that may not be canceled by them without penalty upon notice not exceeding 30 days.

                  (c) Ordinary Course. Seller and its subsidiaries shall operate their business only in the usual, regular, and ordinary course and manner. Without limiting the foregoing, Seller and its subsidiaries shall not (i) encumber or mortgage any property or assets, (ii) incur any obligation (contingent or otherwise) or purchase or acquire, or transfer or convey, any assets or properties or enter into any transaction or make or enter into any contract or commitment, except in the ordinary course of business and as contemplated by this Agreement, (iii) acquire any stock or other equity interest in any corporation, trust, or other entity, (iv) expend more than $5,000 in any month except in the ordinary course of business consistent with prior periods and as permitted by this Agreement; or (v) pay, directly or indirectly, any assets or properties to any director, officer, manager, member, or other person other than the payment of compensation for services actually rendered at rates not in excess of the rates prevailing on the date of Seller's Base Balance Sheet, other than bonuses aggregating not more than $22,000, without the written approval of Buyer, which shall not be unreasonably withheld.

                  (d) Books and Records. Seller and its subsidiaries shall maintain their books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years, and Seller and its subsidiaries shall comply with all laws applicable to them or to the conduct of their business.

                  (e) No Organic Change. Neither Seller nor its subsidiaries shall (i) amend their operating agreement, articles of organization, charters or bylaws, as the case may be, (ii) make any change in their membership interests, or capital stock by reclassification, subdivision, reorganization, or otherwise, or (iii) merge or consolidate with or sell any assets to any other corporation, trust, or entity or change the character of their business, except as contemplated by this Agreement.

                  (f) No Issuance by Seller of Membership Interests, Options, or Other Securities. Neither Seller nor its subsidiaries shall (i) issue any membership interests or shares of capital stock, or (ii) grant any option, warrant, or other right to purchase or to convert any obligation into membership interests or shares of capital stock, as the case may be.

                  (g) Compensation. Neither Seller nor its subsidiaries shall
(i) increase the compensation payable (including bonus compensation) to any officer or director or to other management personnel from the amount payable as of the date of Seller's Base Balance Sheet, (ii) introduce or change any pension or profit sharing plan or any other employee benefit arrangement, or (iii) pay, directly or indirectly, any assets or properties to any director, officer, manager, member, or other person other than the payment of compensation for services actually rendered at rates not in excess of the rates prevailing on the date of Seller's Base Balance Sheet, other than bonuses aggregating not more than $22,000.

                  (h) Distributions. Seller shall not declare, make, or pay any distributions with respect to Seller's outstanding membership interests, or purchase, redeem, or otherwise acquire any of its outstanding membership interests or permit any of its subsidiaries to do so.

                  (i) Consents and Approvals. Seller and its subsidiaries shall use their best reasonable efforts to obtain all necessary consents and approvals of other persons and governmental authorities to the performance by Seller and its subsidiaries of the transactions contemplated by this Agreement. Seller shall make or cause to be made all filings, applications, statements, and reports to all federal and state government agencies or entities that are required to be made prior to the Closing Date by or on behalf of Seller or its subsidiaries pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement.

                  (j) Entry Into Obligations. Seller and its subsidiaries shall not (i) enter into any lease, contract, agreement, or other obligation with any party other than contracts for the sale of products or services and contracts for the purchase of supplies or services in the ordinary and usual course of business or, whether or not in the ordinary course of business, which involve obligations in excess of $1,000 or which extend beyond six months from the date of this Agreement, (ii) amend, modify, or terminate any presently existing lease, contract, agreement, or other obligation, (iii) enter into any service agreement, maintenance agreement, contract, or other arrangement relating to the operation or maintenance of the assets and properties of Seller or its subsidiaries other than in the ordinary course of business, or (iv) enter into any amendment, modification, extension, or any other change of any lease, contract, agreement, or other obligation.

                  (k) Confidentiality. Seller and its subsidiaries shall not reveal, orally or in writing, to any person, other than Buyer and Designated Subsidiary and their representatives, any of the business procedures or practices followed by them in the conduct of their business or any other information of a confidential nature.

                  (l) Insurance. Seller and each of its subsidiaries shall maintain in force through the Closing Date all of the property, casualty, crime, directors and officers, and other forms of insurance that they are presently carrying and shall refrain from making any change in any such insurance coverage.

                  (m) Maintenance of Assets and Properties. Seller and each of its subsidiaries shall keep the premises occupied by them and all of the equipment and other tangible assets and personal property of Seller and its subsidiaries in good operating condition. Seller and its subsidiaries shall not remove any personal property from any facility of Seller or its subsidiaries unless same are replaced with similar items of at least equal quality prior to the Closing Date. Seller and its subsidiaries shall not permit any modifications or additions to and shall not sell or permit to be sold or otherwise transferred or disposed of any item or group of items constituting personal property, except items sold in the ordinary course of business. Seller and its subsidiaries shall not convey any interest in any of their assets or properties or subject any of their assets or properties, or any portion thereof, to any additional liens, encumbrances, or similar matters.

                  (n) Satisfaction of Obligations and Liabilities. Each of Seller and its subsidiaries shall (i) pay or cause to be paid all of the obligations and liabilities arising out of its business as they mature including those related to taxes, except for those that are in good faith disputed with the written approval of Buyer, (ii) maintain and perform in all material respects its obligations under all agreements and contracts to which it is bound in accordance with their terms, and (iii) comply in all material respects with all requirements of applicable federal, state, and local laws, regulations, and rules. Seller and its subsidiaries shall pay or cause to be paid in full all bills and invoices for labor, goods, materials, services, and utilities of any kind relating to their business, which were contracted for by Seller or any of its subsidiaries or which were delivered to or performed on the their properties.

                  (o) Recommendation of Board of Directors. Except to the extent required by fiduciary duty under applicable law as advised by outside counsel, the board of [directors] [managers] of Seller shall not modify its action taken on or prior to the date of this Agreement approving the transactions contemplated hereby and recommending approval of the transactions contemplated hereby by Seller's members.

                  (p) Approval of Members. Seller shall (i) cause a meeting of its members to be duly called and held in accordance with the laws of the state of Florida and Seller's Articles of Organization and bylaws as soon as reasonably practicable for the purpose of voting on the adoption and approval of this Agreement; (ii) recommend to its members approval of this Agreement, except to the extent that the Board of Managers of Seller determines, upon written advice of outside counsel, that such act is not permitted by the board of managers of Seller in the discharge of its fiduciary duties to Seller; and (iii) use its best efforts to obtain a minimum approval of 67% of its members entitled to vote.

                  (q) Consents and Approvals. Seller shall use its best reasonable efforts to obtain all consents and approvals of other persons, including mortgagees or lessors of property owned or leased by Seller or its subsidiaries and governmental authorities, necessary to the performance by Seller of the transactions contemplated by this Agreement and necessary to continue operating Seller's business in the current manner. Seller shall make all filings, applications, statements, and reports to all federal, state, and local government agencies and entities, including mortgagees or lessors of property owned by Seller or its subsidiaries, which are required to be made prior to the Closing Date by or on behalf of Seller or its subsidiaries pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement.

                  (r) Employees. Neither Seller nor its subsidiaries shall hire any employees except in the ordinary course of business and consistent with past practice or adopt any employee benefit plan or arrangement for the benefit of employees.

                  (s) Investments. Neither Seller nor its subsidiaries shall create or acquire any subsidiary, invest in or acquire an equity interest in any entity, or purchase any investment assets.

                  (t) Acquisitions and Dispositions. Neither Seller nor its subsidiaries shall (i) transfer, sell, pledge, dispose of, or encumber any assets or incur or modify any indebtedness, except in the ordinary course of business and consistent with past practice and as contemplated by this Agreement, or (ii) acquire directly or indirectly or redeem any membership interests or shares of its capital stock or that of its subsidiaries.

                  (u) Right of Inspection. Seller shall make available to Buyer and its representatives for inspection at all reasonable times all of the assets, properties, facilities, and agreements (including all documents of any description evidencing any right or obligation of Seller or its subsidiaries) and the books, accounts, records, and financial statements of Seller and its subsidiaries as they shall reasonably request and allow Buyer and its representatives the right to make whatever copies of such materials they require, and Seller shall permit Buyer and its independent accountants to audit or make such audit tests respecting the accounts of Seller and its subsidiaries as Buyer or its accountants consider appropriate.

                  (v) Complete Liquidation and Dissolution. Seller shall completely liquidate and dissolve on the earlier to occur of (i) six months from the Closing Date, or (ii) the distribution of Buyer's Common Stock to the members of Seller, and in connection therewith, Seller shall distribute to its members all of its assets and properties after paying outstanding obligations and liabilities not being assumed by Buyer or its Designated Subsidiary and providing adequate reserves.

                  (w) Filing of Tax Returns. As promptly as practicable after the Closing Date, Seller shall file all federal, state, and local corporate and income tax returns for its last fiscal year.

           5.2 Covenants of Buyer. Buyer agrees that, unless Seller otherwise agrees in writing and except as set forth in the Buyer Disclosure Schedule or contemplated by this Agreement, at all times prior to the Closing Date:

                  (a) Truth of Representations and Warranties. Buyer and its subsidiaries shall not take or suffer or permit any action that would render untrue any of the representations or warranties of Buyer herein contained, and Buyer and its subsidiaries shall not omit to take any action, the omission of which would render untrue any such representation or warranty.

                  (b) Consents and Approvals. Buyer shall use its best efforts to obtain all necessary consents and approvals of other persons and governmental authorities to the performance by Buyer and its subsidiaries of the transactions contemplated by this Agreement. Buyer shall make or cause to be made all filings, applications, statements, and reports to all federal and state government agencies and entities that are required to be made prior to the Closing Date by or on behalf of Buyer or its subsidiaries pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement.

                  (c) Right of Inspection. Buyer shall make available to Seller and its representatives for inspection at all reasonable times all of the assets, properties, facilities, records, agreements (including all documents of any description evidencing any right or obligation of Buyer or its subsidiaries), and financial statements of Buyer and its subsidiaries as they shall reasonably request and allow Seller and its representatives the right to make whatever copies of such materials they require.

                  (d) Offer of Employment to Seller's Employees. Buyer shall on the Closing Date offer employment to the employees of Seller (listed on Schedule 5.2(d) attached hereto) and assume any such employees 2004 accrued vacation if such employee accepts employment with Buyer.

           5.3 No Solicitation. Unless and until this Agreement shall have been terminated pursuant to Section 8, neither Seller or any of its managers, officers, directors, affiliates, representatives, or agents, nor the Designated Members shall:

                  (a) directly or indirectly, encourage, solicit, initiate, entertain, participate in or accept proposals from, or enter into discussions or negotiations with, any corporation, partnership, person, or other entity or group (other than Buyer, its affiliates, employees, representatives, and advisors) concerning any merger, sale of assets, sale of membership interests, tender offer, or similar transaction involving Seller or any of its subsidiaries; or

                  (b) subject to the fiduciary duties of Seller's Board of [Directors] [Managers] under applicable law as advised by its counsel, disclose, directly or indirectly, any non-public information to any corporation, partnership, person, or other entity or group (other than to Buyer, its affiliates, employees, representatives, or agents) concerning the business and assets of Seller or its subsidiaries, afford to any such party access to the books or records of Seller or its subsidiaries, or otherwise assist or encourage any such party in connection with any of the foregoing.

                  In the event Seller shall receive any offer of the type referred to in this Section 5.3, Seller shall promptly communicate to Buyer the terms of any such offer. In addition: (i) in the event the transactions contemplated hereby are not consummated as a result of Sellers refusal to close this transaction for any reason, other than Buyer's failure to be have the ability to satisfy the conditions of Section 6.2, Seller shall pay promptly to Buyer as liquidated damages $100,000, and (ii) in the event Seller either (a) on or before March 28, 2004 authorizes, recommends, or enters into, any merger, consolidation, or other business combination involving Seller or its subsidiaries or any agreement with respect to the sale of a substantial portion of the assets or securities of Seller or any of its subsidiaries (which shall be deemed to mean 25% or more thereof on a consolidated basis) or the sale of its intellectual property or that of its subsidiaries, other than the transactions contemplated hereby, or (b) fails to recommend or withdraws its recommendation to Seller's members of the approval of the transactions provided for herein or Designated Members do not vote to approve this Agreement and the transactions contemplated hereby, Seller shall pay promptly to Buyer, as liquidated damages, the amount of $100,000.

           5.4 Best Reasonable Efforts. Subject to the terms and conditions of this Agreement, and subject to fiduciary duties under applicable law, as advised by counsel, each of the parties hereto agrees to use its best reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using its best reasonable efforts to obtain all necessary, proper, or advisable permits, consents, authorizations, requests, and approvals of third parties and governmental authorities. If at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement (including providing any information in any way related to the assets to be purchased pursuant to this Agreement), the proper managers, officers and directors of each party to this Agreement shall take all such action.

           5.5 Public Announcements. Buyer and Seller shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law on the advice of counsel or by any listing agreement with any national securities exchange.

                                   SECTION 6
                       CONDITIONS PRECEDENT TO OBLIGATIONS

           6.1 Conditions Precedent to the Obligations of Buyer. The obligations of Buyer under this Agreement are, at the option of Buyer, subject to the satisfaction of the following conditions on or before the Closing Date.

(a) Accuracy of Representations and Warranties. The representations and warranties of Seller and Designated Members herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date, except as affected by transactions contemplated hereby.

(b) Performance of Agreements. Seller and each Designated Member shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them on or prior to the Closing Date and shall have delivered all documents, instruments, and materials required by
    Section 7.2.

(c) Approvals. All necessary action on the part of the directors, managers and members of Seller approving this Agreement and approving the transactions contemplated hereby shall have been duly and validly taken and a minimum of 67% of the members entitled to vote on the approval of this Agreement shall have voted in favor of the transactions contemplated herein. All necessary consents and approvals of other persons and governmental authorities to the performance of the transactions contemplated by this Agreement shall have been obtained.

(d) Opinion of Counsel for Seller. Buyer shall have received an opinion of Akerman Senterfitt counsel for Seller, dated the Closing Date, in form and substance satisfactory to Buyer and its counsel, to the effect that:

(i) Each of Seller and its subsidiaries is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of its organization and has the power and authority under the laws of such state to own, lease, and operate its properties, to carry on its business as then being conducted, and to consummate the transactions contemplated hereby;

(ii) all necessary proceedings of the Board of [Directors] [Managers] and the members of Seller to approve and adopt this Agreement and to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly taken;

(iii) Seller has the corporate power and authority and each Designated Member has the power to execute and deliver this Agreement, and this Agreement has been duly authorized, executed, and delivered by each of them and constitutes the legal, valid, and binding obligation of each of them;

(iv) such counsel knows of no actions, suits, or proceedings pending or threatened against Seller or any of its subsidiaries or any Designated Member at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that would result in a breach of the representation and warranty set forth in Section 4.1(k) of this Agreement; and

(v) the consummation of the transactions contemplated by this Agreement will not violate or result in a breach of or constitute a default by Seller or any of its subsidiaries or any Designated Member under any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, award, ordinance, regulation, or any other restriction of any kind or character known to such counsel, to which Seller or any of its subsidiaries or any Designated Member is a party or by which any of them are bound.

         With respect to the opinions expressed pursuant to clauses (iv) and (v) above, such opinion may be based upon a certificate or certificates of an officer or officers of Seller or its subsidiaries or any Designated Member and such other matters as such counsel deems appropriate, and such counsel may rely on opinions of other counsel reasonably satisfactory to Buyer, which opinion is delivered in connection with this Agreement.

(e) Assurances as to Intellectual Property. Buyer shall have received a copy of a letter from Christopher and Weisberg, P.A., counsel to Seller, dated as of the Closing Date, in form and substance satisfactory to Buyer and its counsel to the effect that:

                                    i. Seller has filed patent applications with
                           respect to the Intrusion Detection System and Wireless Network Security;

                                    ii. a prior-art search was completed prior
                           to filing the patent applications for the Intellectual Property referenced in Section 6.1(e)(i) above, and the Intellectual Property does not infringe any third parties' rights;

                                    iii. to the best of its knowledge Seller has
                           good and marketable title to any and all of its Intellectual Property;

                                    iv. they are not aware of any infringement
                           claims against Seller; and

                                    v. to the best of its knowledge the
                           Intellectual Property of Seller does not violate the rights of any third party.

           (f) No Material Adverse Change. There shall be no material adverse change in the business, assets, properties, prospects, operating results, or condition (financial or otherwise) of Seller and its subsidiaries taken as a whole.

                  (g) Litigation. No action or proceeding by any governmental agency shall have been instituted or threatened that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement and would, in the reasonable judgment of Buyer, make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party that enjoins, restrains, or prohibits this Agreement or consummation of the transactions contemplated by this Agreement. No actions, suits, proceedings, or other litigation pending or, to the knowledge of Seller, threatened against Seller or any of its subsidiaries, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality exists that, if determined adversely to Seller or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the business, assets, properties, or prospects or on the condition, financial or otherwise, of Seller and its subsidiaries taken as a whole.

                  (h) Delivery of Documents. All other documents required to be delivered by Seller and Designated Members on or prior to the Closing Date shall be delivered or shall be tendered by the Closing Date.

                  (i) Certificates of Seller and Designated Members. Buyer and Designated Subsidiary shall have received from Seller a certificate executed by the chairman and secretary of Seller and a certificate of Designated Members, dated the date of the Closing Date, certifying that all representations and warranties of Seller and Designated Members, respectively, set forth in this Agreement are true, complete, and correct in all material respects on and as of the Closing Date as if made at that time, and that each of Seller and Designated Members has performed and complied in all material respects with all agreements, covenants, and conditions required by this Agreement to be performed or complied with by them at or before the Closing Date.

                  (j) Employment Agreements. Christopher Day shall have agreed to enter into an employment agreement with Buyer, in the form attached hereto as
Exhibit 6.1(j). If Buyer decides, in its sole discretion, to also offer employment to any or all of Seller's other employees, Seller's management team shall have used its reasonable best efforts to assist Buyer in employing the individuals desired by Buyer.

                  (k) Due Diligence. Buyer shall have completed to its own satisfaction due diligence in relation to Seller.

           6.2 Conditions Precedent to the Obligations of Seller. The obligations of Seller and Designated Members under this Agreement are, at the option of Seller and Designated Members, subject to the satisfaction of the following conditions on or before the Closing Date:

(a) Accuracy of Representations and Warranties. The representations and warranties of Buyer herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except as affected by transactions contemplated hereby.

(b) Performance of Agreements. Buyer and Designated Subsidiary shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them on or prior to the Closing Date and shall have delivered all consideration, documents, instruments, and other materials required by Section 7.3 hereof.

(c) Corporate Approval. All necessary corporate action on the part of the directors of Buyer and Designated Subsidiary approving this Agreement and approving the transactions contemplated hereby shall have been taken, and Seller's members shall have approved this Agreement and the transactions contemplated hereby as required by applicable law.

(d) Opinion of Counsel for Buyer. Seller shall have received an opinion of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, counsel for Buyer and Designated Subsidiary, dated the Closing Date, satisfactory in form and substance to Seller and its counsel, to the effect that:

(i) Each of Buyer and Designated Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has the corporate power and authority under the law of such state to own, lease, and operate its properties, to carry on its businesses as then being conducted, and to consummate the transactions contemplated hereby;

(ii) all necessary corporate proceedings of the Board of Directors and stockholders of Buyer and Designated Subsidiary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly taken;

(iii) Buyer has the corporate power and authority to execute and deliver this Agreement, and this Agreement has been duly authorized, executed, and delivered by it and constitutes its legal, valid, and binding obligation;

(iv) such counsel knows of no actions, suits, or proceedings pending or threatened against Buyer or any of its subsidiaries at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that would result in a breach of the representation and warranty set forth in Section 4.2(j) of this Agreement; and

(v) to the knowledge of counsel, the consummation of the transactions contemplated by this Agreement will not violate or result in a breach of or constitute a default by Buyer or any of its subsidiaries under any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, award, ordinance, regulation, or any other restriction of any kind or character known to such counsel, to which Buyer or any of its subsidiaries is a party or by which any of them are bound.

(vi) the shares of Buyer Common Stock to be issued in accordance with this Agreement are duly authorized and will be, upon the consummation of the transactions contemplated hereby, validly issued, fully paid and non-assessable, and shall not be transferable absent registration or an exemption from registration.

                  With respect to the opinions expressed pursuant to clauses
(iv) and (v) of this subparagraph, such opinion may be based upon a certificate or certificates of an officer or officers of Buyer or its subsidiaries and such other matters as such counsel deems appropriate, and such counsel may rely on opinions of other counsel reasonably satisfactory to Seller, which opinion is delivered in connection with this Agreement.

                  (e) No Material Adverse Change. There shall be no material adverse change in the business, properties, or financial condition of Buyer and its subsidiaries taken as a whole.

                  (f) Litigation. No action or proceeding by any governmental agency shall have been instituted or threatened that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement and would, in the reasonable judgment of Seller, make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party that enjoins, restrains, or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

                  (g) Delivery of Documents. All documents required to be delivered by Buyer on or prior to the Closing Date, including but not limited to a Bill of Sale, Assignment and Assumption Agreement, Registration Rights Agreement, Employment Agreement, Promissory Notes and Real Property Lease Assignment and Assumption Agreement shall be delivered or tendered by the Closing Date.

                  (h) Certificates of Buyer and Designated Subsidiary. Seller shall have received from Buyer and Designated Subsidiary a certificate executed by the Chairman of Buyer and Designated Subsidiary, dated the date of the Closing Date, certifying that all representations and warranties of Buyer set forth in this Agreement are true, complete, and correct in all material respects on and as of the Closing Date as if made at that time and that Buyer and Designated Subsidiary have performed and complied in all material respects with all agreements, covenants, and conditions required by this Agreement to be performed or complied with by Buyer and Designated Subsidiary on or before the Closing Date.

                                    SECTION 7
                                   THE CLOSING

           7.1 Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place no later than February 15, 2004 at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, 101 East 52nd Street, New York, New York 10022 at 10:00 a.m., eastern standard time, or at such other date, time, and place as may be agreed upon by Buyer and Seller, which date is sometimes herein called the "Closing Date."

           7.2 Deliveries by Seller. At the Closing, Seller shall deliver:

                  (a) Instruments of Conveyance. Such deeds, bills of sale, instruments of assignment and assumption, and other instruments and documents as may be necessary to convey to Buyer or Designated Subsidiary title to the Transferred Assets.

                  (b) Certificates. The certificate of the Managing Member of Seller and Designated Members required by Section 6.1(i).

                  (c) Certificates of Secretary. The certificates of the Secretary of Seller certifying to the resolutions constituting all necessary corporate action by the board of directors and by the members of Seller to authorize the consummation of the transactions provided for herein.

                  (d) Consents. The written consents to assignment of all parties whose written consent is necessary to the continued effectiveness and validity, after assignment as provided herein, of all contracts, agreements, indentures, or leases to which Seller or its subsidiaries are parties, and written evidence of other consents and approvals of the transactions contemplated hereby.

                  (e) Legal Opinion. The opinion of Akerman Senterfitt and Christopher and Weisberg, P.A. required by Sections 6.1(d) and 6.1(e).

                  (f) Books and Records. All of the books, records, and files of Seller and its subsidiaries, excepting only Seller's minute books, membership books or records, and [employee and] tax records.

                  (g) Closing Documents. The documents required by Section 6.2

                  All assignments, consents, certificates, and other documents delivered by Seller shall be in form reasonably satisfactory to counsel for Buyer.

           7.3 Deliveries by Buyer or Designated Subsidiary. At the Closing, Buyer or its Designated Subsidiary shall deliver:

                  (a) Assumption of Liabilities. One or more assumptions of liabilities necessary to assume the obligations and liabilities being assumed hereunder.

                  (b) Purchase Price. Payment of the purchase price provided for in Section 2.1.

                  (c) Buyer's Certificate. The certificate executed by Buyer's Chairman required by Section 6.2(h).

                  (d) Secretary's Certificate. The Certificate of the Secretary or an Assistant Secretary of Buyer certifying to the resolutions constituting all necessary corporate action by the Board of Directors of Buyer and its Designated Subsidiary to authorize the consummation of the transactions provided for herein.

                  (e) Legal Opinion. The opinion of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, required by Section 6.2(d).

                  (f) Consents and Approvals. Written evidence of all consents and approvals of the transactions contemplated hereby.

                  All certificates and other documents delivered by Buyer or its Designated Subsidiary shall be in form reasonably satisfactory to counsel for Seller.

           7.4 Further Assurances. From time to time, on and after the Closing Date, as and when requested by Buyer or its assigns, the proper officers and directors of Seller as of the Closing Date shall, for and on behalf and in the name of Seller or otherwise, execute and deliver all such deeds, bills of sale, assignments, and other instruments and shall take or cause to be taken such further or other actions as Buyer or its assigns may deem necessary or desirable in order to confirm of record or otherwise to Buyer or Designated Subsidiary title to and possession of all of the Transferred Assets and otherwise to carry out fully the provisions and purposes of this Agreement. Without limiting the foregoing, Seller shall make available the books and records retained by Seller pursuant to Section 1.3 available to Buyer upon three days prior notice and shall allow Buyer to make extracts, copies, or summaries thereof. The parties shall cooperate with each other and with their respective counsel and accountants in connection with any steps to be taken as a part of their respective obligations under this Agreement, including the preparation of financial statements. Seller shall make all of its books and records available to Grant Thornton LLP and to cooperate fully with Buyer and Grant Thornton LLP, including making any standard representations and signing any standard audit representations letters, in order to complete any audit that may be required under applicable rules and regulations of the SEC, as determined by Grant Thornton LLP.

                                   SECTION 8
                        WAIVER, MODIFICATION, ABANDONMENT

           8.1 Waivers. The failure of Seller or Designated Members to comply with any of their obligations, agreements, or conditions as set forth in this Agreement may be waived expressly in writing by Buyer, by action of its Board of Directors. The failure of Buyer or Designated Subsidiary to comply with any of their obligations, agreements, or conditions as set forth in this Agreement may be waived expressly in writing by Seller, by action of its Board of Directors, without the vote of its members.

           8.2 Modification. This Agreement may be modified at any time in any respect by the mutual consent of all of the parties, notwithstanding prior approval by the shareholders of Seller. Any such modification may be approved for any party by its Board of Directors, without further shareholder approval, except that amount of consideration to be paid for the Transferred Assets may not be decreased (except as provided herein) without the consent of the shareholders of Seller given by the same vote as is required under applicable state law for approval of this Agreement.

           8.3 Abandonment. The transactions contemplated by this Agreement may be abandoned on or before the Closing Date, notwithstanding approval of this Agreement by the members of Seller:

                  (a) By the mutual agreement of the Boards of Directors or Managers of Buyer and Seller, or

                  (b) By the Board of Directors of Buyer, if any of the conditions provided in Section 6.1 shall not have been satisfied, complied with, or performed in any material respect by the Closing Date, and Buyer shall not have waived such failure of satisfaction, noncompliance, or nonperformance, or

                  (c) By the Board of Directors of Seller, if any of the conditions provided in Section 6.2 shall not have been satisfied, complied with, or performed in any material respect by the Closing Date, and Seller shall not have waived such failure of satisfaction, noncompliance, or nonperformance, or

                  (d) At the option of Buyer or Seller, if there shall have been instituted and be pending or threatened any legal proceeding before any court or governmental agency seeking to restrain or prohibit or to obtain damages in respect of this Agreement or the consummation of the transactions contemplated by this Agreement, or if any order restraining or prohibiting the transactions contemplated by this Agreement shall have been issued by any court or governmental agency and shall be in effect.

                  In the event of any termination pursuant to this Section 8.3 (other than pursuant to subparagraph (a) hereof) written notice setting forth the reasons thereof shall forthwith be given by Seller if it is the terminating party, to Buyer, or by Buyer, if Buyer is the terminating party, to Seller. This Agreement shall terminate automatically if the Closing Date shall not have occurred on or before February 15, 2004 (subject to extension as specified herein), or such later date as shall have been agreed to by the parties hereto under Section 8.2.

           8.4 Effect of Abandonment. Subject to the provisions of Section 5.3 and subject to the Confidentiality Agreement, if the transactions contemplated by this Agreement are abandoned as provided for in this Section, (a) this Agreement shall forthwith become wholly void and of no effect without liability to any party to this Agreement or to the managers, directors, officers, representatives, and agents of any such party, (b) Buyer and Seller shall each pay its own fees and expenses incident to the negotiation, preparation, and execution of this Agreement and the obtaining of the necessary approvals thereof, including fees and expenses of its counsel, accountants, investment bankers, and other experts, and (c) Seller and Buyer (and their representatives) shall return to the other all copies of books, records, documents, or other papers given by Seller or Buyer (or their representatives) to the other (or their representatives). Notwithstanding anything herein to the contrary, the obligations set forth in the Confidentiality Agreement shall survive any abandonment or termination of this Agreement.

                                   SECTION 9
                                 NON-COMPETITION

           9.1 Non-competition. For purposes of this Section 9 only, the term "Designated Members" shall mean T-Formation Fund I, LLC, Christopher Day and Jon
K. Crow and shall not include Larry Day. Because of the importance of Designated Members to the development and operation of the business of Seller, as well as their knowledge of and reputation in Seller's industry, Buyer is unwilling to enter into and perform this Agreement unless Seller and Designated Members all enter into the non-competition agreement contained in this Section 9. To induce Buyer to enter into this Agreement and for the benefit of Buyer and Designated Subsidiary, Seller and Designated Members jointly and severally agree to abide by the terms of this Section 9.

           9.2 Duration and Extent of Restriction. Neither Seller nor Designated Members shall, for a period ending two years after the Closing Date, within the United States or foreign countries, engage in a business the same as, similar to, or in general competition with the business being conducted by Seller and its subsidiaries at or within 12 months prior to the Closing Date. Seller's "business" shall be defined as providing computer network and security services. The term "engage in" shall include, but shall not be limited to, activities, whether direct or indirect, as proprietor, partner, shareholder, principal, agent, employee, consultant or lender; provided, however, that the ownership of not more than 5% in the aggregate by Seller and Designated Members of the stock of a publicly held corporation shall not be included in such term.

           9.3 Restrictions with Respect to Customers. In furtherance of, and without in any way limiting the restriction in Section 9.1, for the period specified in Section 9.2, neither Seller nor Designated Members shall, directly or indirectly,

                  (a) request any past (which shall mean customers of Seller during the 24 month period prior to this Agreement), present, or future customers of Seller or any subsidiary of Seller to curtail or cancel their business with Buyer or any of its subsidiaries;

                  (b) disclose the identity of any past (which shall mean customers of Seller during the 24 month period prior to this Agreement), present, or future customers of Seller or any subsidiary of Seller, Buyer, or any subsidiary of Buyer to any other person, firm or corporation engaged in a business the same as, similar to, or in general competition with the business being conducted by Seller or its subsidiaries within the territorial limits described in Section 9.2;

                  (c) solicit, canvas, or accept, or authorize any other person to solicit, canvas, or accept, from any past (which shall mean customers of Seller during the 24 month period prior to this Agreement), present, or future customers of Seller or any subsidiary of Seller, Buyer or any subsidiary of Buyer, any business for any other person, firm, or corporation engaged in a business the same as, similar to, or in general competition with the business of Seller or its subsidiaries being conducted within the territorial limits described in Section 9.2; or

                  (d) induce or attempt to influence any employee of Seller or any subsidiary of Seller, Buyer or any subsidiary of Buyer to terminate his employment.

As used in this Section 9.3 "future customer" shall mean a customer with whom business will have been transacted between the date hereof and the end of the term specified in Section 9.2.

           9.4 Remedies for Breach. Seller and Designated Members acknowledge that the restrictions contained in this Section 9, in view of the nature of the business in which they are engaged, are reasonable and necessary to protect the legitimate interests of Buyer and its subsidiaries and that any violation of these restrictions would result in irreparable injury to Buyer and its subsidiaries. Seller and Designated Members agree that, in the event of a violation of any of such restrictions, Buyer and Designated Subsidiary shall be entitled to preliminary and permanent injunctive relief as well as an equitable accounting of all earnings, profits, and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which Buyer and Designated Subsidiary may be entitled. In the event of a violation, the period of non-competition referred to in Section 9.2 shall be extended by a period of time equal to that period beginning when such violation commenced and ending when the activities constituting such violation shall have been finally terminated in good faith.

                                   SECTION 10
                                 INDEMNIFICATION

           10.1 Indemnification by Seller and Designated Members.

                  (a) General. Seller and Designated Members, jointly and severally, covenant and agree to defend, indemnify, and hold Buyer harmless for, from, and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense or settlement of any claim covered by this indemnity) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action or cause of action that Buyer may suffer or incur by reason of (i) the material inaccuracy of any of the representations or warranties of Seller or any Designated Member contained in this Agreement, or any of the agreements, certificates, documents, exhibits or schedules delivered in connection with this Agreement; (ii) the failure to comply with, or the breach, or the default by Seller or any Designated Member of (any breach by a Designated Member shall be several liability and not joint liability), any of the covenants, warranties or agreements made by Seller or any Designated Member contained in this Agreement, or any of the agreements, certificates, documents, exhibits or schedules delivered in connection with this Agreement; or (iii) any of the Excluded Liabilities (collectively "Buyer Indemnification Damages").

                  (b) Bulk Sales Matters. Seller and each Designated Member, jointly and severally, covenant and agree to defend, indemnify and hold Buyer harmless for, from, and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense, or settlement of any claim covered by this indemnity) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action, or cause of action that Buyer may suffer or incur by reason of any liability or obligation of Seller, of whatsoever nature and type, with respect to or arising under any applicable Bulk Sales Act.

           10.2 Indemnification by Buyer. Buyer covenants and agrees to defend, indemnify, and hold Seller and Designated Members harmless for, from, and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense or settlement of any claim covered by this indemnity) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action, or cause of action that Seller or any Designated Member may suffer or incur by reason of
(a) the inaccuracy of any of the representations or warranties of Buyer contained in this Agreement or any of the agreements, certificates, documents, exhibits, or schedules delivered in connection with this Agreement; or (b) the failure to comply with, or the breach or the default by Buyer, of any of the covenants, warranties, or agreements made by Buyer in this Agreement or any of the agreements, certificates, documents, exhibits, or schedules delivered in connection with this Agreement. Buyer shall have no obligation to defend, indemnify, and hold Seller or any Designated Member harmless pursuant to this
Section 10.2 hereof with respect to any liability that is an Excluded Liability set forth in Section 2.2 hereof; or (c) any Assumed Liability.

           10.3 Notice and Right to Defend Third-Party Claims. Promptly upon receipt of notice of any claim, demand, or assessment or the commencement of any suit, action, or proceeding with respect to which indemnity may be sought pursuant to this Agreement, the party seeking to be indemnified or held harmless (the "Indemnitee") shall notify in writing, if possible, within sufficient time to respond to such claim or answer or otherwise plead in such action (but in any event within ten days, the party from whom indemnification is sought (the "Indemnitor"). In case any claim, demand, or assessment shall be asserted, or suit, action, or proceeding commenced against the Indemnitee, the Indemnitor shall be entitled, at the Indemnitor's expense, to participate therein, and, to the extent that it may wish, to assume the defense, conduct, or settlement thereof, at its own expense, with counsel satisfactory to the Indemnitee, whose consent to the selection of counsel shall not be unreasonably withheld or delayed, provided that the Indemnitor confirms to the Indemnitee that it is a claim to which its rights of indemnification apply. The Indemnitor shall have the right to settle or compromise monetary claims without the consent of Indemnitee; however, as to any other claim, the Indemnitor shall first obtain the prior written consent from the Indemnitee, which consent shall be exercised in the sole discretion of the Indemnitee. After notice from the Indemnitor to the Indemnitee of Indemnitor's intent so to assume the defense, conduct, settlement, or compromise of such action, the Indemnitor shall not be liable to the Indemnitee for any legal or other expenses (including, without limitation, settlement costs) subsequently incurred by the Indemnitee in connection with the defense, conduct, or settlement of such action while the Indemnitor is diligently defending, conducting, settling, or compromising such action. The Indemnitor shall keep the Indemnitee apprised of the status of the suit, action, or proceeding and shall make Indemnitor's counsel available to the Indemnitee, at the Indemnitor's expense, upon the request of the Indemnitee. The Indemnitee shall cooperate with the Indemnitor in connection with any such claim and shall make personnel, books and records and other information relevant to the claim available to the Indemnitor to the extent that such personnel, books and records and other information are in the possession and/or control of the Indemnitee. If the Indemnitor decides not to participate, the Indemnitee shall be entitled, at the Indemnitor's expense, to defend, conduct, settle or compromise such matter with counsel satisfactory to the Indemnitor, whose consent to the selection of counsel shall not be unreasonably withheld or delayed.

           10.4 (a) Notwithstanding the foregoing, Buyer shall not be entitled to any Indemnifiable Damages unless the aggregate of all buyer's Indemnifiable Damages exceeds $10,000 in which case, the buyer shall be entitled to the full amount of such Buyer Indemnifiable Damages in excess of such amount. Notwithstanding anything to the contrary set forth herein, the total buyer Indemnifiable Damages for which the Sellers and any Designated member shall be collectively liable hereunder shall not exceed the Purchase Price.

                  (b) Each of the representations and warranties made by the Sellers and the Designated Members in this Agreement or pursuant hereto, shall survive for a period of two (2) years after the Closing Date.

                  (c) Notwithstanding anything in this Agreement to the contrary, the remedies provided in this Section 10 shall be the sole and exclusive remedies for any inaccuracy in, or any breach of any representation, warranty, covenant or agreement of, or obligation or liability of the Seller and any Designated Member contained herein, or any document delivered pursuant to this Agreement or otherwise relating hereto or thereto, provided, however, that nothing in this Agreement including this paragraph shall be construed to limit the right of any party in the proper case to seek and obtain specific performance or injunctive relief.

                                   SECTION 11
                                     GENERAL

           11.1 Indemnity Against Finders. Each party hereto shall indemnify and hold the other parties harmless against any claim for finders' fees based on alleged retention of a finder by it.

           11.2 Controlling Law. This Agreement, and all questions relating to its validity, interpretation, performance, and enforcement, shall be governed by and construed in accordance with the laws of Florida, notwithstanding any Florida or other conflict-of-law provisions to the contrary. The venue for any action commenced in connection with this Agreement shall be Florida, Broward County.

           11.3 Notices. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or when deposited in the United States mails, first class postage prepaid, addressed as set forth below:

                               If to Buyer:

                               SteelCloud, Inc.
                               1306 Squire Court
                               Dulles, Virginia 20166
                               Phone:  (703) 450-0400
                               Fax:  (703) 450-0411
                               Attention:  Thomas P. Dunne
                               with a copy given in the manner
                               prescribed above, to:

                               Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP 101 East 52nd Street, 9th floor
                               New York, New York 10022
                               Phone:  (212) 752-9700
                               Fax:  (212) 980-5192
                               Attention:  Jay M. Kaplowitz, Esq.

                               If to Seller:

                               Asgard Holding LLC
                               c/o Jon K. Crow
                               901 Marquette Avenue
                               Suite 2630
                               Minneapolis, MN  55402
                               Phone:  (612) 596-3260
                               Fax:  (612) 338-2084

                               with a copy given in the manner
                               prescribed above, to:

                               Akerman Senterfitt, Attorneys at Law
                               One Southeast Third Avenue, 28th Floor
                               Miami, Florida 33131-1714
                               Phone:  (305) 374-5600
                               Fax:  (305) 374-5095
                               Attention David C. Ristaino

                  Any party may alter the address to which communications or copies are to be sent by giving notice to such other parties of change of address in conformity with the provisions of this paragraph for the giving of notice.

           11.4 Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign, delegate, or transfer its rights or obligations under this Agreement (other than as provided for herein) without the prior written consent of the other parties hereto. Any assignment, delegation, or transfer made in violation of this Section 11.4 shall be null and void.

           11.5 Entire Agreement. This Agreement and the Consulting Agreement contain the entire understanding among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

           11.6 Paragraph Headings. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

           11.7 Gender. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

           11.8 Survival of Representations and Warranties. The representations or warranties made in or pursuant to Section 4 shall survive the Closing.

           11.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

           11.10 Subsidiaries. For purposes of this Agreement, all references to a subsidiary or subsidiaries of Seller or Buyer shall mean any corporation or partnership in which Seller or Buyer, as the case may be, owns a majority interest or otherwise controls.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                        STEELCLOUD, INC.


                                        By:
                                           -------------------------------------
                                           Chairman of the Board and
                                           Chief Executive Officer
                                           ASGARD HOLDING LLC

                                        SteelCloud, Inc., its sole member


                                        By:____________________
                                        Name:  Thomas P. Dunne
                                        Title:  Chief Executive Officer



                                        SELLER:

                                        ASGARD HOLDING LLC


                                        By:
                                           -------------------------------------
                                                      Managing Member

                                        ASGARD TECHNOLOGY LLC


                                        By:
                                           -------------------------------------
                                                       Managing Member

                                        DESIGNATED MEMBERS:
                             Witness:   T-FORMATION FUND I, LP

                                        By:  EMT Investments, Inc.,
                                             its General Partner

                                        By:
                                             -----------------------------------
                                                  Edward M. Tighe, President


                                        Larry Day


                                        Christopher Day


                                        Jon K. Crow

--------------------------------------------------------------------------------
                            ASSET PURCHASE AGREEMENT
--------------------------------------------------------------------------------


                          DATED AS OF FEBRUARY __, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      AMONG
--------------------------------------------------------------------------------


                                STEELCLOUD, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       AND
--------------------------------------------------------------------------------


                               ASGARD HOLDING LLC,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ASGARD TECHNOLOGY LLC,
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       AND
--------------------------------------------------------------------------------

                             T-FORMATION FUND I, LP
                                   LARRY DAY,
                               CHRISTOPHER DAY AND
                                   JON K. CROW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



SECTION 1         TRANSFER OF ASSETS.............................................................................1
         1.1      Purchase and Sale of Assets....................................................................1
         1.2      Transferred Assets.............................................................................1
                  (a)      Accounts Receivable...................................................................1
                  (b)      Vehicles, Furniture, Fixtures, and Equipment..........................................1
                  (c)      Inventory.............................................................................2
                  (d)      Claims and Rights to the Transferred Assets...........................................2
                  (e)      Business Contracts....................................................................2
                  (f)      Intellectual Property.................................................................2
                  (g)      Customer Lists........................................................................2
                  (h)      Life Insurance........................................................................2
                  (i)      Books and Records.....................................................................2
                  (j)      Computer Software and Hardware........................................................2
                  (k)      Leased Real Property and Personalty...................................................2
                  (l)      Names.................................................................................3
                  (m)      Phone Numbers.........................................................................3
                  (n)      Deposits and Prepaid Expenses.........................................................3
                  (o)      Stock of Subsidiaries.................................................................3
         1.3      Excluded Assets................................................................................3
                  (a)      Rights Hereunder......................................................................3
                  (b)      Corporate Documents...................................................................3
                  (c)      Seller's Records of Negotiations......................................................3
                  (d)      Employee Records......................................................................3
                  (e)      Other Assets..........................................................................3
                  (f)      Tax Records...........................................................................3


SECTION 2         ASSUMPTION OF LIABILITIES......................................................................3
         2.1      Liabilities Assumed............................................................................3
         2.2      Excluded Liabilities...........................................................................4
                  (a)      Liabilities Hereunder.................................................................4
                  (b)      Legal and Accounting Fees.............................................................4
                  (c)      Tax Liabilities.......................................................................4
                  (d)      Liability to Buyer for Breach.........................................................4
                  (e)      Liabilities to Employees..............................................................4
                  (f)      Property and Personal Injury Liabilities..............................................5
                  (g)      Liability for Medical, Dental, and Disability.........................................5
                  (h)      Liability to Others for Breach........................................................5
                  (i)      Liability Regarding Employee Welfare and Pension Benefits.............................5
                  (j)      Liability for Violation of Law........................................................5
                  (k)      Environmental Laws....................................................................5
                  (l)      Transfer and Use Tax Liabilities......................................................5
                  (m)      ERISA.................................................................................6
                  (n)      Employee Grievances...................................................................6
                  (o)      Seller's Indebtedness.................................................................6
                  (p)      Members and Affiliates................................................................6
                  (q)      Liabilities Not Assumed Hereunder.....................................................6
         2.3      No Expansion of Third Party Rights.............................................................6
         2.4      Designated Subsidiary..........................................................................6

SECTION 3         PURCHASE PRICE.................................................................................6
         3.1      Purchase Price.................................................................................6
         3.2      Payment of Purchase Price......................................................................6
         3.3      Adjustment to Purchase Price...................................................................7
         3.4      Allocation of Purchase Price...................................................................7





                                      -40-


SECTION 4         REPRESENTATIONS AND WARRANTIES.................................................................7
         4.1      Representations and Warranties of Seller.......................................................7
                  (a)      Due Formation, Good Standing, and Qualification.......................................7
                  (b)      Authority.............................................................................8
                  (c)      Membership Interests..................................................................8
                  (d)      Options, Warrants, and Rights.........................................................8
                  (e)      Subsidiaries..........................................................................8
                  (f)      Financial Statements..................................................................8
                  (g)      Actions in the Ordinary Course of Business............................................9
                  (h)      No Material Change....................................................................9
                  (i)      Title to Properties...................................................................9
                  (j)      Condition of Assets and Properties....................................................9
                  (k)      Litigation............................................................................9
                  (l)      Rights and Licenses..................................................................10
                  (m)      No Violation.........................................................................10
                  (n)      Taxes................................................................................10
                  (o)      Accounts Receivable..................................................................10
                  (p)      Contracts............................................................................10
                  (q)      Compliance with Law and Other Regulations............................................11
                  (r)      Employee Benefit and Employment Matters..............................................11
                  (s)      Insurance............................................................................12
                  (t)      No Payments to Directors, Officers, Members, or Others...............................12
                  (u)      No Prohibited Payments...............................................................12
                  (v)      Articles of Organization, Operating Agreement and Minute Books.......................13
                  (w)      Intellectual Property................................................................13
                  (x)      Inventories..........................................................................15
                  (y)      No Finder's Fee......................................................................16
                  (y)      Accuracy of Statements; Full Disclosure .............................................16
         4.2      Representations and Warranties of Designated Members..........................................20
                  (a)      Power of Designated Members to Execute Agreement.....................................20
                  (b)      Agreement Not in Breach of Other Instruments Affecting Designated Members ...........20
         4.3      Representations and Warranties of Buyer.......................................................16
                  (a)      Due Incorporation, Good Standing, and Qualification..................................17
                  (b)      Corporate Authority..................................................................17
                  (c)      Capital Stock........................................................................17
                  (d)      Options, Warrants, and Rights........................................................17
                  (e)      Subsidiaries.........................................................................17
                  (f)      Financial Statements.................................................................17
                  (g)      No Violation.........................................................................18
                  (h)      Taxes................................................................................18
                  (i)      SEC Reports..........................................................................18
                  (j)      Accuracy of Statements...............................................................18
                  (k)      Status of Buyer Common Stock to be Issued............................................18
                  (l)      Intent and Access....................................................................19
                  (m)      No Finder's Fee .....................................................................16




                                      -41-



SECTION 5         COVENANTS.....................................................................................19
         5.1      Covenants of Seller...........................................................................19
                  (a)      Truth of Representations and Warranties..............................................19
                  (b)      Preservation of Business.............................................................19
                  (c)      Ordinary Course......................................................................19
                  (d)      Books and Records....................................................................19
                  (e)      No Organic Change....................................................................20
                  (f)      No Issuance by Seller of Membership Interests, Options, or Other Securities..........20
                  (g)      Compensation.........................................................................20
                  (h)      Distributions........................................................................20
                  (i)      Consents and Approvals...............................................................20
                  (j)      Entry Into Obligations...............................................................20
                  (k)      Confidentiality......................................................................20
                  (l)      Insurance............................................................................20
                  (m)      Maintenance of Assets and Properties.................................................21
                  (n)      Satisfaction of Obligations and Liabilities..........................................21
                  (o)      Recommendation of Board of Directors.................................................21
                  (p)      Approval of Members..................................................................21
                  (q)      Consents and Approvals...............................................................21
                  (r)      Employees............................................................................21
                  (s)      Investments..........................................................................22
                  (t)      Acquisitions and Dispositions........................................................22
                  (u)      Right of Inspection..................................................................22
                  (v)      Complete Liquidation and Dissolution ................................................22
                  (w)      Filing of Tax Returns ...............................................................22
         5.2      Covenants of Buyer............................................................................22
                  (a)      Truth of Representations and Warranties..............................................22

                  (b)      Consents and Approvals...............................................................22
                  (c)      Right of Inspection..................................................................22
                  (d)      Offer of Employment to Seller's Employees............................................22
         5.3      No Solicitation...............................................................................23
         5.4      Best Reasonable Efforts.......................................................................23
         5.5      Public Announcements..........................................................................23

SECTION 6         CONDITIONS PRECEDENT TO OBLIGATIONS...........................................................24
         6.1      Conditions Precedent to the Obligations of Buyer..............................................24
                  (a)      Accuracy of Representations and Warranties...........................................24
                  (b)      Performance of Agreements............................................................24
                  (c)      Approvals ...........................................................................24
                  (d)      Opinion of Counsel for Seller .......................................................24
                  (e)      Assurances as to Intellectual Property ..............................................25
                  (f)      No Material Adverse Change...........................................................25
                  (g)      Litigation...........................................................................25
                  (h)      Delivery of Documents................................................................26
                  (i)      Certificates of Seller and Designated Members........................................26
                  (j)      Non-Competition Agreements...........................................................26
                  (k)      Employment Agreements................................................................26
                  (l)      Due Diligence .......................................................................26
         6.2      Conditions Precedent to the Obligations of Seller.............................................26
                  (a)      Accuracy of Representations and Warranties...........................................26
                  (b)      Performance of Agreements............................................................26
                  (c)      Corporate Approval...................................................................27
                  (d)      Opinion of Counsel for Buyer.........................................................26
                  (e)      No Material Adverse Change...........................................................27
                  (f)      Litigation...........................................................................27
                  (g)      Delivery of Documents................................................................28
                  (h)      Certificates of Buyer and Designated Members.........................................28


                                      -42-

SECTION 7         THE CLOSING...................................................................................28
         7.1      Closing.......................................................................................28
         7.2      Deliveries by Seller..........................................................................28
                  (a)      Instruments of Conveyance............................................................28
                  (b)      Certificates.........................................................................28
                  (c)      Certificates of Secretary............................................................28
                  (d)      Consents.............................................................................28
                  (e)      Legal Opinion........................................................................28
                  (f)      Books and Records....................................................................28
         7.3      Deliveries by Buyer or Designated Subsidiary..................................................29
                  (a)      Assumption of Liabilities............................................................29
                  (b)      Purchase Price.......................................................................29
                  (c)      Buyer's Certificate..................................................................29
                  (d)      Secretary's Certificate..............................................................29
                  (e)      Legal Opinion........................................................................29
                  (f)      Consents and Approvals...............................................................29
         7.4      Further Assurances............................................................................29

SECTION 8         WAIVER, MODIFICATION, ABANDONMENT.............................................................29
         8.1      Waivers.......................................................................................29
         8.2      Modification..................................................................................30
         8.3      Abandonment...................................................................................30
         8.4      Effect of Abandonment.........................................................................30

SECTION 9         NON-COMPETITION...............................................................................31
         9.1      Non-competition...............................................................................31
         9.2      Duration and Extent of Restriction............................................................31
         9.3      Restrictions with Respect to Customers........................................................31
         9.4      Remedies for Breach...........................................................................31

SECTION 10        INDEMNIFICATION...............................................................................32
         10.1     Indemnification by Seller and Designated Members..............................................32
                  (a)      General..............................................................................32
                  (b)      Bulk Sales Matters...................................................................32
         10.2     Indemnification by Buyer......................................................................32
         10.3     Notice and Right to Defend Third-Party Claims.................................................33

SECTION 11        GENERAL.......................................................................................34
         11.1     Indemnity Against Finders.....................................................................34
         11.2     Controlling Law...............................................................................34
         11.3     Notices.......................................................................................34
         11.4     Binding Nature of Agreement; No Assignment....................................................35
         11.5     Entire Agreement..............................................................................35
         11.6     Paragraph Headings............................................................................35
         11.7     Gender........................................................................................35
         11.8     Survival of Representations and Warranties....................................................35
         11.9     Counterparts..................................................................................35
11.10    Subsidiaries ..........................................................................................35
